As filed with the Securities and Exchange Commission on September 9, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Address of principal executive offices) (Zip code)

Walter H. Clark

115 South LaSalle Street, 34th Floor

Chicago, IL 60603
(Name and address of agent for service)

(800) 462-2392

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

JUNE 30, 2019

SEMI-ANNUAL

Report

THE RMB FAMILY OF FUNDS

RMB Fund

RMB Mendon Financial Services Fund

RMB Mendon Financial Long/Short Fund

RMB International Small Cap Fund

RMB International Fund

RMB Japan Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (http://rmbfunds.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-800-345-5954. Your election to receive shareholder reports in paper will apply to all funds held with RMB Investors Trust.

Management’s Discussion of Fund Performance (Unaudited)

RMB Fund

For the six months ending June 30, 2019, the RMB Fund (the ‘‘Fund’’) gained +23.73% net of fees for Class A Shares, ahead of the +18.54% total return for the S&P 500 Index for the same period. We are quite pleased with the Fund’s year-to-date absolute and relative returns, and we intend to build on our performance momentum in the second half of 2019. From a traditional attribution perspective, the Fund’s outperformance during the first half of 2019 was driven mostly by stock selection with a more modest contribution from sector allocation. Stocks in the Health Care, Consumer Discretionary, Financials, and Energy sectors were the most noteworthy in adding to the Fund’s relative performance.

Overall, we have some reservations about the momentum in U.S. corporate earnings growth, which is the biggest long-term driver of stock prices. Most of the market believed 2019 earnings growth would slow dramatically as the lower corporate tax rate hit its first year anniversary, but there are other sources of risks to revenue growth and margins. Over the past three quarters, market earnings estimates for 2019 have fallen from 10% growth to about 3% growth currently. With the valuation of the overall market having reflated from 2018 year-end levels, it now sits a bit under 18x 2019 and 16x 2020. The long-term (10-year) average for the market is around 16x, but given that we may be nearing peak earnings, there may not be a significantly more value implied in current market expectations. As always, while we may opine on our view of the overall market, we do not pretend to have any ability to predict where the market is heading in the short or intermediate term.

Market timing is a very difficult, if not impossible, method with which to add value to a portfolio. We continue to focus the Fund’s efforts on owning companies with good secular growth prospects, strong economic moats, underleveraged balance sheets, superior management teams, and sustainable dividends. These are companies we believe can compound value for shareholders for years into the future. The opportunities to find high-quality growth companies selling at attractive valuations is not very abundant after the recent run up, but we will continue to use our ‘‘bottom-up’’ methodology to optimize the Fund. Our disciplined investment process focuses more on individual company fundamentals and less on the overall market. We also believe that a strategy focused on high-quality companies can distinguish itself in a more volatile market environment.

RMB FUND	1

RMB Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Information Technology	24.1%
Health Care	19.8%
Financials	14.2%
Consumer Discretionary	13.8%
Industrials	8.6%
Energy	5.5%
Real Estate	5.0%
Communication Services	3.4%
Materials	2.7%
97.1%
Cash & Other Assets, Less Liabilities	2.9%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Microsoft Corp.	5.1%
American Tower Corp.	5.0%
Cooper Cos., Inc.	3.8%
Visa, Inc. — Class A	3.8%
Edwards Lifesciences Corp.	3.5%
IHS Markit, Ltd.	3.5%
Alphabet, Inc. — Class A	3.4%
MarketAxess Holdings, Inc.	3.2%
Morgan Stanley	3.1%
Apple, Inc.	3.1%
37.5%

TOTAL RETURN† (For the period ended June 30, 2019)

Growth of $10,000 Over Ten Years

	with max.	with no
	sales	sales	S&P
	charge	charges	500 ®
Average Annual Total Returns	or CDSC	or CDSC	Index*
Class A
One year	8.98%	14.72%	10.42%
Three years	14.55%	16.52%	14.19%
Five years	8.15%	9.26%	10.71%
Ten years	13.18%	13.76%	14.70%

Class C
One year	12.91%	13.91%	10.42%
Three years	15.66%	15.66%	14.19%
Five years	8.44%	8.44%	10.71%
Ten years	12.92%	12.92%	14.70%

Class I
One year	15.05%	15.05%	10.42%
Since inception (02/01/17)	16.82%	16.82%	13.43%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.25%, for Class C is 2.00% and Class I is 1.02% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

2	RMB FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Services Fund

For the six months ending June 30, 2019, the RMB Mendon Financial Services Fund (the ‘‘Fund’’) gained +9.40% net of fees for Class A Shares, underperforming the Nasdaq Bank Index’s total return of +13.76%. The Fund’s underperformance was primarily due to its focus on smaller-cap names vs. the larger-cap bias of the index having a larger-cap bias.

Following a difficult fourth quarter for financials, the first six months of 2019 will mostly be remembered as a time of extreme changes in short rate expectations, with the market starting the year poised for two fed fund hikes and expecting between two and three fed fund cuts at mid-year. As we noted in our first-quarter letter, interest-rate expectations have the most variability and room for revision of any input into bank earnings and valuation models. Loan growth, credit quality, and expense control—all factors more under management control—tend to be far more stable. As such, rallies and sell-offs tied to rates tend to be more short lived as rates move and banks price revised levels into both the asset and liability side of the balance sheet. On the latter point, we would note some of the larger national banks have started lowering deposit rates since the Fed’s decision, which moves counter to the late 2018 investor concern that higher deposit costs risked driving down net interest margins (NIMs) amidst higher rates.

Also worth mentioning is the merger between BBT Corp. (BBT) and SunTrust Banks (STI) into the newly and poorly named Truist Bank. Naming aside, we believe the merger is an intelligent one that should allow the combined company to simultaneously cut costs, build its technology infrastructure, and invest in growth opportunities so it can compete more effectively with the other banks, such as Bank of America Corp. (BAC), JPMorgan Chase, Inc. (JPM), and Wells Fargo & Co. (WFC). With over 740 branches within two miles of each other, there will be significant branch closures and disruption of talent and customers. Although the Fund does not own Truist, we believe that many of our other holdings (which, combined, have close to 1,000 branches within a mile of Truist branches) may benefit.

RMB MENDON FINANCIAL SERVICES FUND	3

RMB Mendon Financial Services Fund PORTFOLIO INVESTMENTS

			% of net
Industries	Long %	Short %	assets
Banks	91.4%	(0.1)%	91.3%
Diversified Financials	3.9%	0.0%	3.9%
Thrifts & Mortgage Finance	2.9%	0.0%	2.9%
	98.2%	(0.1)%	98.1%
Cash & Other Assets, Less Liabilities	1.9%	0.0%	1.9%
Total	100.1%	(0.1)%	100.0%

% of net
Top 10 Common Stock Holdings	assets
FB Financial Corp.	9.7%
Veritex Holdings, Inc.	9.7%
Fidelity Southern Corp.	5.7%
First Bancorp	5.0%
Carolina Financial Corp.	4.8%
Equity Bancshares, Inc. — Class A	4.8%
Triumph Bancorp, Inc.	4.7%
Ameris Bancorp	4.2%
Old Line Bancshares, Inc.	4.0%
Independent Bank Group, Inc.	3.9%
56.5%

TOTAL RETURN† (For the period ended June 30, 2019)

Growth of $10,000 Over Ten Years

	with max.	with no sales	NASDAQ
Average Annual Total Returns	sales charge	charges or	Bank
	or CDSC	CDSC	Index*
Class A
One year	(19.65)%	(15.42)%	(8.85)%
Three years	9.26%	11.14%	12.70%
Five years	9.92%	11.06%	9.39%
Ten years	11.20%	11.78%	11.40%

Class C
One year	(16.86)%	(16.07)%	(8.85)%
Three years	10.31%	10.31%	12.70%
Five years	10.23%	10.23%	9.39%
Ten years	10.94%	10.94%	11.40%

Class I
One year	(15.23)%	(15.23)%	(8.85)%
Since inception (02/01/17)	1.21%	1.21%	1.04%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.27%, for Class C is 2.02% and Class I is 1.02% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

4	RMB MENDON FINANCIAL SERVICES FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Mendon Financial Long/Short Fund

For the six months ending June 30, 2019, the RMB Mendon Financial Long/Short Fund (the ‘‘Fund’’) gained +4.11% net of fees for Class A Shares, underperforming the KBW Bank Index’s (BKX) total return of +15.89%. The long book kept pace with the index, up +13.75% for the period; however, with the sharp move higher, the hedges proved costly, down -9.56%. During the period, the Fund’s board approved an increase in the limit for the Fund’s short positions from 25% to up to 30%. We expect to make greater use of equity shorts as a result of the increased limit.

Following a difficult fourth quarter for financials, the first six months of 2019 will mostly be remembered as a time of extreme changes in short rate expectations, with the market starting the year poised for two fed fund hikes and expecting between two and three fed fund cuts at mid-year. As we noted in our first-quarter letter, interest-rate expectations have the most variability and room for revision of any input into bank earnings and valuation models. Loan growth, credit quality, and expense control—all factors more under management control—tend to be far more stable. As such, rallies and sell-offs tied to rates tend to be more short lived as rates move and banks price revised levels into both the asset and liability side of the balance sheet. On the latter point, we would note some of the larger national banks have started lowering deposit rates since the Fed’s decision, which moves counter to the late 2018 investor concern that higher deposit costs risked driving down net interest margins (NIMs) amidst higher rates.

Also worth mentioning is the merger between BBT Corp. (BBT) and SunTrust Banks (STI) into the newly and poorly named Truist Bank. Naming aside, the merger is an intelligent one that allows the combined company to simultaneously cut costs, build its technology infrastructure, and invest in growth opportunities so it can compete more effectively with the likes of Bank of America Corp. (BAC), JPMorgan Chase, Inc. (JPM), and Wells Fargo & Co. (WFC). With over 740 branches within two miles of each other, there will be significant branch closures and disruption of talent and customers that many of our portfolio companies (which, combined, have close to 1,000 branches within a mile of Truist branches) will be able to capitalize upon.

RMB MENDON FINANCIAL LONG/SHORT FUND	5

RMB Mendon Financial Long/Short Fund PORTFOLIO INVESTMENTS

			% of net
Industries	Long %	Short %	assets
Banks	82.8%	(12.3)%	70.5%
Diversified Financials	9.0%	(4.8)%	4.2%
Thrifts & Mortgage Finance	2.1%	(1.1)%	1.0%
Exchange Traded Funds	0.2%	(0.1)%	0.1%
Insurance	0.8%	(1.3)%	(0.5)%
IT Services	0.0%	(0.7)%	(0.7)%
	94.9%	(20.3)%	74.6%
Cash & Other Assets, Less Liabilities	25.4%	0.0%	25.4%
Total	120.3%	(20.3)%	100.0%

% of net
Top 10 Common Stock Holdings	assets
FB Financial Corp.	9.8%
Ameris Bancorp	9.1%
Veritex Holdings, Inc.	7.8%
Triumph Bancorp, Inc.	7.3%
Origin Bancorp, Inc.	6.3%
Bank of America Corp.	5.5%
Independent Bank Group, Inc.	4.8%
Pinnacle Financial Partners, Inc.	4.7%
Atlantic Capital Bancshares, Inc.	4.6%
Live Oak Bancshares, Inc.	4.0%
63.9%

TOTAL RETURN† (For the period ended June 30, 2019)

Growth of $10,000 Over Ten Years

	with max.	with no
	sales	sales	KBW	S&P
Average Annual	charge	charges	Bank	500
Total Returns	or CDSC	or CDSC	Index*	Index*
Class A
One year	(22.88)%	(18.83)%	(3.03)%	10.42%
Three years	(3.00)%	(1.32)%	17.42%	14.19%
Five years	0.65%	1.68%	8.97%	10.71%
Ten years	5.34%	5.87%	12.56%	14.70%

Class C
One year	(20.22)%	(19.41)%	(3.03)%	10.42%
Three years	(2.01)%	(2.01)%	17.42%	14.19%
Five years	0.95%	0.95%	8.97%	10.71%
Ten years	5.13%	5.13%	12.56%	14.70%

Class I
One year	(18.59)%	(18.59)%	(3.03)%	10.42%
Three years	(1.03)%	(1.03)%	17.42%	14.19%
Since inception (08/19/15)	(1.77)%	(1.77)%	8.70%	11.66%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Long/Short Fund Class A is 1.74%, for Class C is 2.43% and Class I is 1.44% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

6	RMB MENDON FINANCIAL LONG/SHORT FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Small Cap Fund

For the six months ending June 30, 2019, the RMB International Small Cap Fund (the ‘‘Fund’’) appreciated +19.46% net of fees, compared to the MSCI EAFE Small Cap Index’s gain of +12.55% in U.S. dollars. The Fund’s outperformance was primarily explained by superior stock selection. The Fund had four of its holdings taken over during the first half of the year, including the Fund’s top position. Sector allocation was overall neutral to the Fund’s performance. The Fund’s stock selection contributed the most to its semiannual return with positive results within the Technology, Industrials, Energy, and Health Care sectors. Stock selection within Consumer Staples was detrimental to the Fund’s semi-annual results.

Global equity markets continued to recover from a weak end of 2018 through the first half of 2019. The resurfacing concerns over the China-U.S. trade wars contributed to a short correction in May. The market rallied in June on the back of continued accommodative policies of central banks and signs of progress in trade negotiations. The U.S. market has reached new record highs in the second quarter, supported by the Federal Reserve’s communications of potential interest rate cuts. European shares have also performed strongly as the European Central Bank remained open to further monetary policy easing. Even the U.K. shares advanced during the period despite the resignation of Prime Minister Theresa May and looming Brexit-related uncertainty. Japanese equities were among the worst performers in developed markets, yet the yen has appreciated. Emerging market shares also lagged their developed-market peers as trade disputes weighed particularly on Chinese and South Korean equities. Additionally, large-cap stocks have outperformed the small caps.

Persistent volatility, caused by elevated geopolitical risk, should present an opportunity for the Fund. While the consensus quality, large, global companies remain particularly overvalued, over-levered, and over-earning, we continue to find a large number of small- and medium-sized international companies with durable and growing business models that remain intrinsically undervalued. We continue to focus on discovery of niche leaders that remain outside of the common investors’ radars. The Fund remains well positioned from the point of quality and long-term growth and is currently priced at an appreciable discount to our estimates of its holdings’ intrinsic values. We are staying true to our process and continue to exercise patience as we seek to uncover the most attractive margin of safety during temporary market corrections.

RMB INTERNATIONAL SMALL CAP FUND	7

RMB International Small Cap Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Industrials	28.7%
Information Technology	16.5%
Consumer Discretionary	12.4%
Health Care	7.3%
Energy	6.5%
Communication Services	6.0%
Financials	5.7%
Utilities	3.0%
86.1%
Cash and Other Assets, Less Liabilities	13.9%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Altran Technologies S.A.	3.7%
Ai Holdings Corp.	3.7%
Outsourcing, Inc.	3.3%
Tarkett S.A.	3.1%
Rubis SCA	3.0%
Pico Far East Holdings Ltd.	3.0%
Avon Rubber PLC	3.0%
ShawCor Ltd.	3.0%
ITE Group PLC	2.9%
Dalata Hotel Group PLC	2.9%
31.6%

TOTAL RETURN† (For the period ended June 30, 2019)

Growth of $10,000 Since Inception

	with no
	sales	MSCI EAFE
	charges	Small Cap
Average Annual Total Returns	or CDSC	Index*
Class I
One year	(6.20)%	(6.35)%
Since inception (12/27/2017)	(5.18)%	(4.64)%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Small Cap Fund Class I is 1.26% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^	12/27/17 commencement of operations.

*	Keep in mind that indices have no management fees or brokerage costs.

8	RMB INTERNATIONAL SMALL CAP FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB International Fund

For the six months ending June 30, 2019, the RMB International Fund (the ‘‘Fund’’) appreciated +13.06% net of fees, versus the MSCI EAFE Index, which rose +14.03% measured in the U.S. dollar. The Fund’s performance was primarily driven by positive stock selection and was partially offset by less favorable sector allocation. Country allocation was broadly neutral to performance. Stock selection added the most value in Information Technology, Materials, and Energy, yet detracted in the Consumer Staples and Industrial sectors. The Fund’s performance was particularly strong during the first quarter of the year, when one of its largest positions, Luxoft, was acquired by DXC Technology at a significant premium.

Global equity markets continued to recover from a weak end of 2018 through the first half of 2019. The resurfacing concerns over the China–U.S. trade wars contributed to a short correction in May. The market rallied in June on the back of continued accommodative policies of central banks and signs of progress in trade negotiations. The U.S. market has reached new record highs in the second quarter, supported by the Federal Reserve’s communications of potential interest rate cuts. European shares have also performed strongly as the European Central Bank remained open to further monetary policy easing. Even the U.K. shares advanced during the period despite the resignation of Prime Minister Theresa May and looming Brexit-related uncertainty. Japanese equities were among the worst performers in developed markets, yet the yen has appreciated. Emerging market shares also lagged their developed-market peers as trade disputes weighed particularly on Chinese and South Korean equities.

We continue to see an extended period of volatility driven by a combination of geopolitical uncertainty, extended valuations, and decelerating rates of growth. We remain concerned that many global companies, particularly in the large-cap spectrum, are over-earning, over-levered, and are priced for perfection. Hence, we remain selective in allocating the Fund’s assets to less appreciated companies with attractive underlying business models. Our investment process is designed to benefit from market volatility, which creates a disconnect between market prices and underlying fundamentals. Through a combination of fundamental screening and foreign company visits, we maintain an attractive list of quality investment candidates with durable and growing business models, and we patiently wait for an opportunity to acquire them with an appreciable margin of safety during temporary market corrections.

RMB INTERNATIONAL FUND	9

RMB International Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Industrials	16.5%
Information Technology	15.7%
Financials	12.4%
Health Care	9.5%
Materials	9.0%
Consumer Discretionary	8.3%
Consumer Staples	7.1%
Utilities	3.8%
Communication Services	2.7%
Real Estate	1.6%
86.6%
Cash and Other Assets, Less Liabilities	13.4%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Glanbia PLC	4.2%
Fresenius Medical Care AG & Co. KGaA	4.0%
Rubis SCA	3.8%
SAP SE	3.6%
Autoliv, Inc.	3.5%
Ryanair Holdings PLC — ADR	3.3%
Olympus Corp.	3.1%
ORIX Corp.	3.0%
Atos SE	3.0%
Smurfit Kappa Group PLC	3.0%
34.5%

TOTAL RETURN† (For the period ended June 30, 2019)

Growth of $10,000 Since Inception

	with no
	sales	MSCI
	charges	EAFE
Average Annual Total Returns	or CDSC	Index*
Class I
One year	(10.16)%	1.08%
Since inception (12/27/2017)	(7.79)%	(0.81)%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB International Fund Class I is 1.16% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^	12/27/17 commencement of operations.

*	Keep in mind that indices have no management fees or brokerage costs.

10	RMB INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited) (Continued)

RMB Japan Fund

For the six months ending June 30, 2019, the RMB Japan Fund (the ‘‘Fund’’) gained +6.64% net of fees, lagging the MSCI Japan Index’s return of +7.75% in the U.S. dollar. Overall, stock selection added value in six sectors (Health Care, Financials, Industrials, Information Technology, Materials, and Real Estate) and detracted in four (Communication Services, Consumer Discretionary, Consumer Staples, and Utilities). The impact of stock selection was neutral in Energy.

We believe our stock selection was particularly strong in Industrials due to our stock picking decisions within Machinery and Professional Services. Despite the weak year-to-date market performance of Pharmaceuticals, our superior stock selection within the industry more than offset the factor weakness, contributing to overall outperformance in Healthcare. The overall effect of our sector allocation was generally positive, with an underweight in Consumer Staples slightly adding value. The weakness in Consumer Discretionary was largely driven by our holdings in Automobiles and Components. The underperformance in Communication Services reflects our exposure to the TV industry.

Trading slightly above 1x their book value, Japanese stocks are trading at a deep discount relative to stocks in other developed countries as well as its own history. While investors appear to be more focused on near-term macro issues such as trade disputes or Japan’s domestic consumption tax hike, we maintain our view that the current market valuation is not fully appreciating the dynamic changes of Japanese companies on the back of improving capital efficiencies along with ongoing corporate governance reform, presenting what we believe is a great buying opportunity in the long term. Further, Japanese firms are less leveraged compared to their peers in U.S. and Europe and have enough capital to return to shareholders if needed. We continue to believe these strong and healthy fundamentals will help provide downside protection, while also providing attractive upside potential once the volatility in the financial market recedes.

RMB JAPAN FUND	11

RMB Japan Fund PORTFOLIO INVESTMENTS

% of net
Sectors	assets
Industrials	21.3%
Consumer Discretionary	16.7%
Information Technology	12.4%
Communication Services	9.3%
Health Care	8.9%
Financials	8.5%
Consumer Staples	7.4%
Materials	4.8%
Real Estate	4.6%
Utilities	1.9%
Energy	1.0%
96.8%
Cash and Other Assets, Less Liabilities	3.2%
Total	100.0%

% of net
Top 10 Common Stock Holdings	assets
Toyota Motor Corp.	4.5%
Keyence Corp.	4.4%
SMC Corp.	3.7%
Nidec Corp.	3.6%
Suntory Beverage & Food Ltd.	3.5%
Sony Corp.	3.3%
Recruit Holdings Co. Ltd.	3.3%
ORIX Corp.	3.2%
Murata Manufacturing Co. Ltd.	3.1%
Shin-Etsu Chemical Co. Ltd.	3.0%
35.6%

TOTAL RETURN† (For the period ended June 30, 2019)

Growth of $10,000 Since Inception

	with no
	sales	MSCI
Average Annual Total Returns	charges	Japan
	or CDSC	Index*
Class I
One year	(5.55)%	(4.19)%
Since inception (12/27/2017)	(5.51)%	(4.19)%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Japan Fund Class I is 1.31% as set forth in the Funds’ prospectus dated May 1, 2019.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

^	12/27/17 commencement of operations.

*	Keep in mind that indices have no management fees or brokerage costs.

12	RMB JAPAN FUND

Fund Information (Unaudited)

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (‘‘NAV’’) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Fund Risks

Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are sector funds. These types of funds may be susceptible to factors affecting the Sector in which they invest (financial services), and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of sectors. Because these Funds concentrate their investments in one sector of the economy, investors should consider the risk that these Funds may experience greater volatility than funds that invest across several sectors. The RMB Mendon Financial Long/Short Fund utilizes derivative instruments, including short sales. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. The RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund invest in foreign securities which may be more volatile than U.S. securities and are also subject to risks of currency exchange rate fluctuation, illiquidity, inflation, and political instability. The Funds’ prospectus contains more information about these and other risks applicable to each Fund.

Market Indexes

The following are definitions for indexes used in Management’s Discussion of each Fund’s performance and the accompanying performance summary tables. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. A Fund’s specific investment strategy and restrictions may exclude certain investments that reflect the makeup of its benchmark index. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

NASDAQ Bank Index, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.

KBW Bank Index, is a modified market capitalization weighted index designed to track the performance of leading banks and thrifts that are publicly traded in the U.S. The Index includes 24 banking stocks representing large U.S. national money centers, regional banks and thrift institutions.

Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Small Cap Index, is an equity index which captures small cap representation across developed market countries around the world, excluding the US and Canada. With 2,358 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the US and Canada. With 926 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Japan Index, is designed to measure the performance of the large- and mid-cap segments of the Japanese market. With 322 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.

The management’s discussion of fund performance reflect the opinions of Fund managers as of June 30, 2019. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of June 30, 2019.

FUND INFORMATION	13

RMB Fund

Portfolio Holdings As of June 30, 2019 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 97.1%
	(percentage of net assets)

	COMMUNICATION SERVICES 3.4%
•	Alphabet, Inc. — Class A	3,231	$3,498,527

	CONSUMER DISCRETIONARY 13.8%
•	Booking Holdings, Inc.	1,573	2,948,919
	Home Depot, Inc. (The)	8,500	1,767,745
	Royal Carribean Cruises Ltd.	24,500	2,969,645
•	ServiceMaster Global Holdings, Inc.	36,000	1,875,240
•	Skyline Champion Corp.	97,000	2,655,860
	Vail Resorts, Inc.	8,000	1,785,440
			14,002,849
	ENERGY 5.5%
	Chevron Corp.	20,700	2,575,908
	Kinder Morgan, Inc.	142,100	2,967,048
			5,542,956
	FINANCIALS 14.2%
	E*TRADE Financial Corp.	33,000	1,471,800
	MarketAxess Holdings, Inc.	10,000	3,214,200
	Marsh & McLennan Cos., Inc.	19,500	1,945,125
	Morgan Stanley	72,200	3,163,082
•	SVB Financial Group	8,900	1,998,851
	US Bancorp	50,500	2,646,200
			14,439,258
	HEALTH CARE 19.8%
	Amgen, Inc.	14,000	2,579,920
	Becton, Dickinson and Co.	9,100	2,293,291
	Cooper Cos., Inc.	11,600	3,907,924
	Danaher Corp.	21,000	3,001,320
•	Edwards Lifesciences Corp.	19,000	3,510,060
	STERIS PLC	17,164	2,555,376
	UnitedHealth Group, Inc.	9,100	2,220,491
			20,068,382
	INDUSTRIALS 8.6%
•	IHS Markit, Ltd.	55,000	3,504,600
•	Middleby Corp. (The)	20,250	2,747,925
	Raytheon Co.	14,100	2,451,708
			8,704,233
	INFORMATION TECHNOLOGY 24.1%
	Accenture PLC — Class A	12,500	2,309,625
	Alliance Data Systems Corp.	12,014	1,683,522
	Apple, Inc.	15,730	3,113,282
	Microchip Technology, Inc.	27,420	2,377,314
	Microsoft Corp.	38,700	5,184,252
•	PTC, Inc.	27,500	2,468,400
	SS&C Technologies Holdings, Inc.	25,000	1,440,250
	TE Connectivity Ltd.	21,500	2,059,270
	Visa, Inc. — Class A	22,400	3,887,520
			24,523,435
	MATERIALS 2.7%
	Avery Dennison Corp.	23,500	2,718,480

	REAL ESTATE 5.0%
	American Tower Corp.	25,000	$5,111,250
	Total Common Stocks (Cost: $65,164,405)		98,609,370

	Short-Term Investments 3.6%
	(percentage of net assets)

	MONEY MARKET FUND 3.6%
	First American Government Obligations Fund — Class X — 2.30%[a]	3,661,101	3,661,101
	Total Short-Term Investments (Cost: $3,661,101)		3,661,101

	Total Investments 100.7% (Cost: $68,825,506)		$102,270,471

	Liabilities, less cash and other assets (0.7)%		(667,313)

	Net Assets 100.0%		$101,603,158

•	Indicates securities that do not produce income.

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

14	RMB FUND	See Notes to Financial Statements

RMB Mendon Financial Services Fund

Portfolio Holdings As of June 30, 2019 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 98.2%
	(percentage of net assets)

	BANKS 91.4%
	Amalgamated Bank — Class Ae	538,543	$9,397,575
	Ameris Bancorp[a,b]	491,078	19,245,347
•	Atlantic Capital Bancshares, Inc.	696,297	11,920,605
	Banc of California, Inc.	484,722	6,771,566
•	Bank7 Corp.	248,582	4,596,281
•	Baycom Corp.	170,769	3,739,841
•	Byline Bancorp, Inc.	636,059	12,161,448
	Carolina Financial Corp.	637,438	22,367,699
	CBTX, Inc.	145,681	4,099,463
	Civista Bancshares, Inc.	196,545	4,412,435
•	Equity Bancshares, Inc. — Class Ac	823,833	21,963,388
•	Esquire Financial Holdings, Inc.	1,565	39,360
	Evans Bancorp, Inc.	90,644	3,419,998
	FB Financial Corp.	1,224,118	44,802,719
	Fidelity Southern Corp.	847,786	26,255,932
	First Bancorp[a,b]	627,892	22,867,827
	First Bancshares, Inc. (The)	496,223	15,055,406
	First Foundation, Inc.	750,000	10,080,000
	First Interstate BancSystem, Inc. — Class A	50,000	1,980,500
•	Howard Bancorp, Inc.	728,947	11,058,126
	Independent Bank Group, Inc.[a,b]	330,640	18,171,974
	Investar Holding Corp.	242,652	5,787,250
	KeyCorp	100,000	1,775,000
	Live Oak Bancshares, Inc.	989,033	16,961,916
	Old Line Bancshares, Inc.	692,182	18,418,963
	Origin Bancorp, Inc.	362,096	11,949,168
	Peapack Gladstone Financial Corp.	32,892	924,923
	Pinnacle Financial Partners, Inc.[a,b]	93,420	5,369,782
•	Seacoast Banking Corp. of Florida	175,000	4,452,000
•	Select Bancorp, Inc.	35,580	407,035
•	South Plains Financial, Inc.	224,357	3,701,891
•	Southern First Bancshares, Inc.	266,987	10,455,211
•	Triumph Bancorp, Inc.	747,388	21,711,621
	Veritex Holdings, Inc.	1,720,888	44,657,044
			420,979,294
	DIVERSIFIED FINANCIALS 3.9%
•	Cowen, Inc. — Class A	200,000	3,438,000
•	Far Point Acquisition Corp. — Unit[d,e]	1,041,700	11,146,190
	Manning & Napier, Inc.	594,708	1,040,739
	Silvercrest Asset Management Group, Inc. — Class A	161,807	2,270,152
			17,895,081
	THRIFTS & MORTGAGE FINANCE 2.9%
	Luther Burbank Corp.	268,963	2,929,007
	United Financial Bancorp, Inc.	741,136	10,509,309
			13,438,316
	Total Common Stocks (Cost: $397,945,182)		452,312,691

	Short-Term Investments 1.2%
	(percentage of net assets)

	MONEY MARKET FUND 1.2%
	First American Government Obligations Fund — Class X — 2.30%[f]	5,652,035	5,652,035
	Total Short-Term Investments (Cost: $5,652,035)		5,652,035

	Total Investments 99.4%
	(Cost: $403,597,217)		$457,964,726

	Call option written (0.1)%
	(Premiums received: $235,922)		(333,670)

	Cash and other assets, less liabilities 0.7%		3,179,372

	Net Assets 100.0%		$460,810,428

	Number of
	Contracts
Call Option Written (0.1)%
(percentage of net assets)

BANKS (0.1%)
Ameris Bancorp
@ 45, Notional Amount: $(6,219,000), due Jan 20	(1,382)	(141,655)
First Bancorp[e]
@ 40, Notional Amount: $(2,688,000), due Dec 19	(672)	(62,160)
Independent Bank Group, Inc.
@ 60, Notional Amount: $(1,122,000), due Jan 20	(187)	(30,855)
Pinnacle Financial Partners, Inc.
@ 60, Notional Amount: $(2,400,000), due Nov 19	(400)	(99,000)
		(333,670)
Total Call Option Written
(Premiums received: $235,922)		(333,670)

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

[b]	Security or partial security segregated as collateral for written options. The Funds are required to establish a margin account with the broker lending the written options. The aggregate market value of collateral posted was $11,190,434. The Fund is obligated to pay the counterparty any interest due on written options. Such interests are recorded as an expense to the Fund.

[c]	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company.

[d]	Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

[e]	Illiquid security.

[f]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB MENDON FINANCIAL SERVICES FUND	15

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of June 30, 2019 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 94.6%
	(percentage of net assets)

	BANKS 82.7%
	Amalgamated Bank — Class Ad	142,630	$2,488,894
	Ameris Bancorp[a,b]	248,497	9,738,597
•	Atlantic Capital Bancshares, Inc.[b]	283,787	4,858,434
	Banc of California, Inc.[a]	134,717	1,881,997
	Bank of America Corp.[a,b]	200,000	5,800,000
	Comerica, Inc.[a]	37,500	2,724,000
•	Equity Bancshares, Inc. — Class A	90,699	2,418,035
•	Esquire Financial Holdings, Inc.	372	9,356
	FB Financial Corp.[b]	285,920	10,464,672
	First Bancshares, Inc. (The)	34,553	1,048,338
	First Interstate BancSystem, Inc. — Class A	36,835	1,459,034
	Independent Bank Group, Inc.[a]	92,448	5,080,942
	Investors Bancorp, Inc.	95,000	1,059,250
	Live Oak Bancshares, Inc.	248,348	4,259,168
	Old Line Bancshares, Inc.	68,828	1,831,513
	Origin Bancorp, Inc.[b]	205,066	6,767,178
	Pinnacle Financial Partners, Inc.[a]	87,211	5,012,890
•	Seacoast Banking Corp. of Florida	86,227	2,193,615
•	Triumph Bancorp, Inc.	267,921	7,783,105
	United Community Banks, Inc.	102,959	2,940,509
	Veritex Holdings, Inc.[b]	320,792	8,324,552
			88,144,079
	DIVERSIFIED FINANCIALS 9.0%
•	Cowen, Inc. — Class A	83,185	1,429,950
•	Far Point Acquisition Corp. — Unit[c]	337,150	3,607,505
	Manning & Napier, Inc.	259,170	453,548
	Silvercrest Asset Management Group, Inc. — Class A	289,811	4,066,048
			9,557,051
	INSURANCE 0.8%
	Unum Group	25,000	838,750

	THRIFTS & MORTGAGE FINANCE 2.1%
	United Financial Bancorp, Inc.	156,069	2,213,058
	Total Common Stocks (Cost: $88,215,015)		100,752,938

	Number of
	Contracts
Call Option Long 0.0%
(percentage of net assets)

BANKS 0.0%
Cadence Bancorp
@ 20, Notional Amount: $304,000, due Jul 19	152	16,340
First Horizon National Corp.
@ 15, Notional Amount: $1,026,000, due Jul 19	684	25,650
		41,990
THRIFTS & MORTGAGE FINANCE 0.0%
New York Community Bancorp, Inc.
@ 11, Notional Amount: $752,400, due Oct 19	684	13,680

Total Call Option Long (Cost: $51,645)		55,670

	Number of
	Contracts	Value
Put Option Long 0.3%
(percentage of net assets)

BANKS 0.1%
BB&T Corp.
@ 48, Notional Amount: $1,968,000, due Jul 19	410	$29,725
Citigroup, Inc.
@ 65, Notional Amount: $2,665,000, due Jul 19	410	2,050
JPMorgan Chase & Co.
@ 106, Notional Amount: $2,173,000, due Jul 19	205	3,382
PNC Financial Services Group, Inc. (The)
@ 126, Notional Amount: $2,583,000, due Jul 19	205	1,333
US Bancorp
@ 50, Notional Amount: $2,050,000, due Jul 19	410	3,280
Wells Fargo & Co.
@ 44.5, Notional Amount: $1,824,500, due Jul 19	410	1,640
		41,410
DIVERSIFIED FINANCIALS 0.0%
Blackstone Group, Inc. (The) — Class A
@ 42.5, Notional Amount: $1,742,500, due Jul 19	410	4,510
@ 43, Notional Amount: $1,763,000, due Jul 19	410	6,970
KKR & Co., Inc.
@ 24, Notional Amount: $984,000, due Jul 19	410	—
		11,480
EXCHANGE TRADED FUNDS 0.2%
Financial Select Sector SPDR Fund
@ 26, Notional Amount: $1,066,000, due Jul 19	410	—
@ 26.5, Notional Amount: $2,173,000, due Jul 19	820	—
@ 27, Notional Amount: $2,951,100, due Jul 19	1,093	9,291
iShares Russell 2000 ETF
@ 147, Notional Amount: $6,027,000, due Jul 19	410	3,280
@ 149, Notional Amount: $3,054,500, due Jul 19	205	3,075
@ 150, Notional Amount: $6,150,000, due Jul 19	410	32,390
SPDR S&P 500 ETF Trust
@ 285, Notional Amount: $5,842,500, due Jul 19	205	25,933
@ 285, Notional Amount: $7,780,500, due Aug 19	273	58,149
SPDR S&P Regional Banking ETF
@ 50.5, Notional Amount: $4,141,000, due Jul 19	820	25,830
@ 51, Notional Amount: $5,574,300, due Aug 19	1,093	67,219
@ 51.5, Notional Amount: $2,111,500, due Jul 19	410	—
		225,167
Total Put Option Long (Cost: $620,756)		278,057

16	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2019 (Unaudited)

		Number of
		Shares	Value
	Short-Term Investments 6.9%
	(percentage of net assets)

	MONEY MARKET FUND 6.9%
	First American Government Obligations Fund — Class X — 2.30%[e]	3,996,078	$3,996,078
	First American Treasury Obligations Fund — Class X — 2.27%[e]	3,310,096	3,310,096
	Total Short-Term Investments (Cost: $7,306,174)		7,306,174

	Total Investments 101.8%
	(Cost: $96,193,590)		$108,392,839

	Short Sales (18.8)%
	(Proceeds: $18,258,258)		(20,023,189)

	Call option written (0.4)%
	(Premiums received: $301,661)		(404,642)

	Put option written (1.1)%
	(Premiums received: $1,395,944)		(1,128,358)

	Cash and other assets, less liabilities 18.5%		19,665,781

	Net Assets 100.0%		$106,502,431

	Short Sales (18.8)%
	(percentage of net assets)

	Common Stocks (18.8)%

	BANKS (10.9)%
	Cathay General Bancorp	(22,640)	(813,003)
	Commerce Bancshares, Inc.[a]	(6,792)	(405,211)
	Cullen/Frost Bankers, Inc.[a]	(4,494)	(420,908)
	FNB Corp.	(17,026)	(200,396)
	Fulton Financial Corp.	(57,269)	(937,494)
	German American Bancorp, Inc.	(3,144)	(94,697)
	Glacier Bancorp, Inc.[a]	(21,835)	(885,409)
	Great Western Bancorp, Inc.	(18,935)	(676,358)
	Heartland Financial USA, Inc.	(18,336)	(820,169)
	Old National Bancorp	(23,807)	(394,958)
	Pacific Premier Bancorp, Inc.	(29,119)	(899,195)
	People’s United Financial, Inc.	(38,379)	(644,000)
	Simmons First National Corp. — Class A	(15,196)	(353,459)
	South State Corp.[a]	(17,131)	(1,262,041)
•	TriState Capital Holdings, Inc.	(25,833)	(551,276)
	Trustmark Corp.[a]	(41,080)	(1,365,910)
	Valley National Bancorp	(79,067)	(852,342)
			(11,576,826)
	DIVERSIFIED FINANCIALS (4.8)%
•	Credit Acceptance Corp.	(5,489)	(2,655,743)
	FactSet Research Systems, Inc.	(8,771)	(2,513,418)
			(5,169,161)
	INSURANCE (1.3)%
	Progressive Corp. (The)[a]	(16,800)	(1,342,824)

	IT SERVICES (0.7)%
•	Fiserv, Inc.	(5,660)	(515,965)
•	Paysign, Inc.	(16,730)	(223,680)
			(739,645)
	THRIFTS & MORTGAGE FINANCE (1.1)%
	Dime Community Bancshares, Inc.	(14,475)	$(274,880)
	Northwest Bancshares, Inc.	(14,973)	(263,675)
	Walker & Dunlop, Inc.	(1,522)	(80,986)
	Washington Federal, Inc.[a]	(16,467)	(575,192)
			(1,194,733)
	Total Short Sales (Proceeds: $18,258,258)		(20,023,189)

	Number of Contracts
Call Option Written (0.4)%
(percentage of net assets)

BANKS (0.4)%
Ameris Bancorp
@ 45, Notional Amount: $(2,781,000), due Jan 20	(618)	(63,345)
Banc of California, Inc.
@ 16, Notional Amount: $(1,414,400), due Jul 19	(884)	—
Bank of America Corp.
@ 31, Notional Amount: $(3,100,000), due Jan 20	(1,000)	(118,000)
Comerica, Inc.
@ 77.5, Notional Amount: $(2,325,000), due Jan 20	(300)	(104,250)
Independent Bank Group, Inc.
@ 60, Notional Amount: $(972,000), due Jan 20	(162)	(26,730)
Pinnacle Financial Partners, Inc.
@ 60, Notional Amount: $(2,238,000), due Nov 19	(373)	(92,317)
		(404,642)
Total Call Option Written
(Premiums received: $301,661)		(404,642)

Put Option Written (1.1)%
(percentage of net assets)

BANKS (1.0)%
Banc of California, Inc.
@ 12, Notional Amount: $(1,060,800), due Jul 19	(884)	—
Cadence Bancorp
@ 17.5, Notional Amount: $(505,750), due Dec 19	(289)	(18,062)
Commerce Bancshares, Inc.
@ 50, Notional Amount: $(165,000), due Nov 19	(33)	(1,815)
Cullen/Frost Bankers, Inc.
@ 85, Notional Amount: $(187,000), due Oct 19	(22)	(4,070)
@ 90, Notional Amount: $(198,000), due Jul 19	(22)	(1,650)
First Horizon National Corp.
@ 13, Notional Amount: $(2,600,000), due Feb 20	(2,000)	(105,000)
Glacier Bancorp, Inc.
@ 35, Notional Amount: $(413,000), due Oct 19	(118)	(6,195)

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	17

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2019 (Unaudited)

	Number of
	Contracts	Value
IBERIABANK Corp.
@ 70, Notional Amount: $(2,450,000), due Aug 19	(350)	$(30,625)
@ 75, Notional Amount: $(3,000,000), due Aug 19	(400)	(98,000)
Prosperity Bancshares, Inc.
@ 55, Notional Amount: $(4,675,000), due Dec 19	(850)	(125,375)
Renasant Corp.
@ 35, Notional Amount: $(2,625,000), due Dec 19	(750)	(131,250)
Signature Bank
@ 100, Notional Amount: $(2,000,000), due Dec 19	(200)	(53,000)
@ 105, Notional Amount: $(2,100,000), due Sep 19	(200)	(33,000)
South State Corp.
@ 65, Notional Amount: $(721,500), due Dec 19	(111)	(19,980)
Synovus Financial Corp.
@ 29, Notional Amount: $(2,175,000), due Feb 20	(750)	(82,500)
@ 31, Notional Amount: $(2,325,000), due Nov 19	(750)	(71,250)
TCF Financial Corp.
@ 17.5, Notional Amount: $(2,292,500), due Jan 20	(1,310)	(78,600)
Trustmark Corp.
@ 30, Notional Amount: $(354,000), due Nov 19	(118)	(7,965)
@ 30, Notional Amount: $(354,000), due Feb 20	(118)	(15,635)
Wintrust Financial Corp.
@ 65, Notional Amount: $(5,200,000), due Dec 19	(800)	(186,000)
Zions Bancorp, N.A.
@ 43, Notional Amount: $(2,150,000), due Jul 19	(500)	(10,750)
		(1,080,722)
EXCHANGE TRADED FUNDS (0.1)%
iShares Russell 2000 ETF
@ 140, Notional Amount: $(5,740,000), due Jul 19	(410)	(5,125)
@ 141, Notional Amount: $(2,890,500), due Jul 19	(205)	(512)
SPDR S&P 500 ETF Trust
@ 270, Notional Amount: $(5,535,000), due Jul 19	(205)	(6,253)
@ 270, Notional Amount: $(5,535,000), due Aug 19	(205)	(14,043)
SPDR S&P Regional Banking ETF
@ 46, Notional Amount: $(1,886,000), due Aug 19	(410)	(9,635)
		(35,568)
INSURANCE (0.0)%
Progressive Corp. (The)
@ 65, Notional Amount: $(728,000), due Aug 19	(112)	(1,960)
@ 67.5, Notional Amount: $(378,000), due Aug 19	(56)	(1,400)
		(3,360)
THRIFTS & MORTGAGE FINANCE (0.0)%
Washington Federal, Inc.
@ 30, Notional Amount: $(387,000), due Jan 20	(129)	$(8,708)

Total Put Option Written
(Premiums received: $1,395,944)		(1,128,358)

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written

[b]	Securty or partial security segregated as collateral for securities sold short. The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $26,500,500. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

[c]	Each unit issued consists of one share of the Company’s Class A common stock and one-third of one warrant.

[d]	Illiquid security.

[e]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

18	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB International Small Cap Fund

Portfolio Holdings As of June 30, 2019 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 86.1%
	(percentage of net assets)

	Australia — 4.4%
	Hansen Technologies Ltd.	286,541	$791,713
•	Nanosonics Ltd.	173,853	688,259
			1,479,972
	Belgium — 2.1%
	Econocom Group S.A.	201,024	719,692

	Canada — 3.0%
	ShawCor Ltd.	72,069	1,008,212

	France — 12.1%
	Altran Technologies S.A.	79,574	1,262,822
	Elis S.A.	42,129	763,796
	Rubis SCA	18,169	1,022,996
	Tarkett S.A.	44,097	1,032,317
			4,081,931
	Germany — 2.0%
	CANCOM SE	12,562	666,774

	Hong Kong — 5.4%
	Johnson Electric Holdings Ltd.	376,118	804,099
	Pico Far East Holdings Ltd.	3,007,800	1,016,500
			1,820,599
	Ireland — 2.9%
	Dalata Hotel Group PLC	182,063	975,147

	Japan — 22.3%
	Aeon Delight Co. Ltd.	27,200	805,429
	Ai Holdings Corp.	77,100	1,250,363
	Asante, Inc.	47,600	930,113
	Daiseki Co. Ltd.	35,443	888,647
	Doshisha Co. Ltd.	39,200	619,703
	Miraca Holdings, Inc.	32,900	749,656
	NGK Spark Plug Co. Ltd.	37,400	703,620
	Outsourcing, Inc.	89,900	1,096,792
•	PeptiDream, Inc.	6,500	333,853
	Software Service, Inc.	1,600	155,105
			7,533,281
	New Zealand — 2.3%
	Skellerup Holdings Ltd.	490,913	792,757

	Norway — 14.7%
•	Axactor SE	436,062	957,881
	Evry ASA	215,352	880,704
	Kongsberg Gruppen ASA	68,317	954,933
	Protector Forsikring ASA	148,144	968,646
	Spectrum ASA	69,279	540,884
	TGS NOPEC Geophysical Co. ASA	23,356	657,241
			4,960,289
	United Kingdom — 14.9%
	Avon Rubber PLC	58,590	1,014,907
	Clarkson PLC	25,701	819,241
	ITE Group PLC	1,088,469	989,518
	On the Beach Group PLC	159,225	964,130
•	Vectura Group PLC	482,338	529,939
	Volution Group PLC	311,264	713,002
			5,030,737
	Total Common Stocks (Cost $28,049,100)		29,069,391

	Short-Term Investments — 9.4%
	(percentage of net assets)

	MONEY MARKET FUND — 9.4%
	First American Government Obligations Fund — Class X — 2.30%[a]	1,591,499	$1,591,499
	First American Treasury Obligations Fund — Class X — 2.27%[a]	1,591,499	1,591,499
	Total Short-Term Investments (Cost $3,182,998)		3,182,998

	Total Investments 95.5%
	(Cost $31,232,098)		$32,252,389

	Cash and other assets, less liabilities 4.5%		1,521,016

	Net Assets 100.0%		$33,773,405

•	Indicates securities that do not produce income.

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB INTERNATIONAL SMALL CAP FUND	19

RMB International Fund

Portfolio Holdings As of June 30, 2019 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 86.6%
	(percentage of net assets)

	Canada — 2.3%
	Open Text Corp.	97,621	$4,028,436

	China — 2.7%
	Tencent Holdings Ltd.	103,400	4,677,756

	Finland — 5.2%
	Nokia OYJ	748,474	3,727,994
	UPM-Kymmene OYJ	194,563	5,176,747
			8,904,741
	France — 11.7%
	Atos SE	62,138	5,191,447
	AXA S.A.	194,563	5,109,560
	Elis S.A.	183,107	3,319,716
	Rubis SCA	115,383	6,496,579
			20,117,302
	Germany — 14.0%
	CANCOM SE	58,523	3,106,321
	Fresenius Medical Care AG & Co. KGaA	87,593	6,878,961
	HeidelbergCement AG	63,003	5,098,544
	LEG Immobilien AG	24,827	2,800,061
	SAP SE	44,485	6,098,531
			23,982,418
	Hong Kong — 2.4%
	Johnson Electric Holdings Ltd.	1,950,988	4,170,997

	Ireland — 12.3%
	Bank of Ireland Group PLC	595,916	3,117,608
	Glanbia PLC	446,023	7,252,000
•	Ryanair Holdings PLC — ADR	87,666	5,622,897
	Smurfit Kappa Group PLC	171,063	5,183,627
			21,176,132
	Japan — 21.6%
	Aeon Delight Co. Ltd.	138,900	4,113,016
	Daiseki Co. Ltd.	185,757	4,657,410
	NGK Spark Plug Co. Ltd.	211,100	3,971,504
	Nomura Research Institute Ltd.	303,900	4,887,093
	OLYMPUS Corp.	483,600	5,381,930
	ORIX Corp.	347,900	5,199,328
	Seven & i Holdings Co. Ltd.	144,200	4,885,697
	Sompo Holdings, Inc.	102,600	3,968,730
			37,064,708
	Netherlands — 1.4%
•	QIAGEN N.V.	59,828	2,426,025

	Norway — 4.2%
•	Axactor SE	1,819,644	3,997,142
	Kongsberg Gruppen ASA	232,369	3,248,047
			7,245,189
	Sweden — 6.3%
	Autoliv, Inc.	83,714	5,902,675
	Elekta AB — Series B	111,736	1,624,278
	SKF AB — Series B	174,936	3,220,456
			10,747,409

	United Kingdom — 2.5%
	On the Beach Group PLC	718,893	$4,352,999
	Total Common Stocks (Cost $156,459,328)		148,894,112

	Short-Term Investments 9.3%
	(percentage of net assets)

	MONEY MARKET FUND 9.3%
	First American Government Obligations Fund — Class X — 2.30%[a]	7,994,356	7,994,356
	First American Treasury Obligations Fund — Class X — 2.27%[a]	7,994,356	7,994,356
	Total Short-Term Investments (Cost $15,988,712)		15,988,712

	Total Investments 95.9%
	(Cost $172,448,040)		$164,882,824

	Cash and other assets, less liabilities 4.1%		6,977,692

	Net Assets 100.0%		$171,860,516

ADR American Depositary Receipt

•	Indicates securities that do not produce income.

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

20	RMB INTERNATIONAL FUND	See Notes to Financial Statements

RMB Japan Fund

Portfolio Holdings As of June 30, 2019 (Unaudited)

	Number of
	Shares	Value
Common Stocks 96.8%
(percentage of net assets)

Japan — 96.8%
Daiichi Sankyo Co. Ltd.	26,800	$1,405,540
Daikyonishikawa Corp.	131,200	1,045,045
Hitachi Ltd.	49,580	1,824,183
Hoya Corp.	17,300	1,329,579
Isuzu Motors Ltd.	137,800	1,573,825
ITOCHU Corp.	73,200	1,402,294
Japan Hotel REIT Investment Corp.	1,616	1,301,993
JXTG Holdings, Inc.	135,500	675,319
Kao Corp.	17,100	1,304,805
Keyence Corp.	4,700	2,898,595
Kubota Corp.	87,100	1,455,137
Mitsubishi UFJ Financial Group, Inc.	338,707	1,613,253
Mitsui Fudosan Co. Ltd.	71,363	1,734,420
MS&AD Insurance Group Holdings, Inc.	59,770	1,899,874
Murata Manufacturing Co. Ltd.	46,400	2,088,961
Nidec Corp.	17,200	2,362,162
Nippon Gas Co. Ltd.	50,100	1,277,130
Nippon Telegraph & Telephone Corp.	20,700	964,407
Nishimoto Co. Ltd.	36,521	1,232,285
OPT Holding, Inc.	98,900	1,549,506
Oracle Corp. Japan	19,300	1,413,075
ORIX Corp.	139,839	2,089,879
OSG Corp.	65,700	1,299,337
Otsuka Holdings Co. Ltd.	36,900	1,205,772
Recruit Holdings Co. Ltd.	66,100	2,213,153
Shimano, Inc.	12,600	1,877,531
Shin-Etsu Chemical Co. Ltd.	21,059	1,970,320
Shionogi & Co. Ltd.	33,900	1,958,838
SMC Corp.	6,500	2,436,688
SoftBank Group Corp.	37,902	1,825,562
Sony Corp.	42,128	2,213,825
Sumitomo Bakelite Co. Ltd.	33,806	1,210,227
Suntory Beverage & Food Ltd.	53,900	2,343,679
Sushiro Global Holdings Ltd.	23,200	1,386,276
Takuma Co. Ltd.	149,328	1,858,857
Tokyu Corp.	60,570	1,075,405
Toyota Motor Corp.	47,800	2,966,651
TV Asahi Holdings Corp.	112,310	1,814,963
		64,098,351
Total Common Stocks (Cost $62,830,218)		64,098,351

Short-Term Investments 2.8%
(percentage of net assets)

MONEY MARKET FUND 2.8%
First American Government Obligations Fund — Class X — 2.30%[a]	1,855,592	1,855,592
Total Short-Term Investments (Cost $1,855,592)		1,855,592

Total Investments 99.6% (Cost $64,685,810)		$65,953,943

Cash and other assets, less liabilities 0.4%		259,597

Net Assets 100.0%		$66,213,540

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

See Notes to Financial Statements	RMB JAPAN FUND	21

Statements of Assets and Liabilities As of June 30, 2019 (Unaudited)

		RMB
		Mendon	RMB
		Financial	Mendon Financial
	RMB Fund	Services Fund	Long/Short Fund
Assets:
Investments at cost (unaffiliated)	$68,825,506	$379,369,579	$96,193,590
Investments at cost (affiliated)	—	24,227,638	—
Investments at value (unaffiliated)	$102,270,471	$436,001,338	$108,392,839
Investments at value (affiliated)	—	21,963,388	—
Cash on deposit for written options and short sales	—	602,830	18,845,558
Dividends and interest receivable	83,392	363,067	58,429
Receivable for investments sold	—	7,705,527	2,692,188
Receivable for capital stock sold	—	450,420	228,290
Prepaid expenses	31,169	66,064	34,229
Total assets	102,385,032	467,152,634	130,251,533

Liabilities:
Payable for investments purchased	602,350	3,699,649	1,263,699
Payable for fund shares redeemed	70,677	1,805,100	751,436
Short sales at value*	—	—	20,023,189
Options written at value**	—	333,670	1,533,000
Payable for investment advisory fees (Note 3)	49,070	293,525	79,326
Payable for distribution fees and service fees	17,516	59,265	17,896
Payable for custody fees	844	8,388	2,540
Accrued expenses and other payables	41,417	142,609	78,016
Total liabilities	781,874	6,342,206	23,749,102
Net assets	$101,603,158	$460,810,428	$106,502,431

Net Assets Consists Of:
Capital paid-in	$65,175,860	420,800,570	$106,703,530
Total distributable earnings	36,427,298	40,009,858	(201,099)
Net assets	$101,603,158	$460,810,428	$106,502,431

By share class:

Net assets:

Class A	$74,173,202	$134,671,788	$29,585,170
Class C	$2,841,564	$37,287,394	$13,930,226
Class I	$24,588,392	$288,851,246	$62,987,035
NAV (par value $0.10 per share)

Class A	$25.86	$37.47	$14.70
Class C	$21.17	$33.76	$13.49
Class I	$25.96	$38.03	$14.89
Capital shares outstanding:
(unlimited number of shares has been authorized)

Class A	2,868,370	3,594,136	2,012,542
Class C	134,229	1,104,373	1,032,543
Class I	947,228	7,594,637	4,229,721

*	The payables for short sales include proceeds received for the following amounts: RMB Mendon Financial Long/Short Fund $18,258,258.

**	The payables for options written include premiums recieved for the following amounts: RMB Mendon Financial Services Fund $235,922 and RMB Mendon Financial Long/Short Fund $1,697,605.

22	ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Assets and Liabilities As of June 30, 2019 (Unaudited)

	RMB	RMB	RMB
	International	International	Japan
	Small Cap Fund	Fund	Fund
Assets:
Investments at cost (unaffiliated)	$31,232,098	$172,448,040	$64,685,810
Investments at value (unaffiliated)	$32,252,389	$164,882,824	$65,953,943
Cash	1,437,281	5,435,453	—
Dividends and interest receivable	125,957	464,739	150,621
Receivable for capital stock sold	—	1,196,212	216,705
Receivable for investments sold	—	132,136	—
Prepaid expenses	13,641	23,014	14,638
Total assets	33,829,268	172,134,378	66,335,907

Liabilities:
Payable for fund shares redeemed	—	124,692	28,783
Payable for investment advisory fees (Note 3)	22,985	102,150	59,953
Due to custodian	—	10,713	—
Payable for administration fees	8,226	8,311	8,349
Payable for audit fees	7,439	7,439	7,439
Payable for transfer agent fees	6,279	6,391	7,024
Payable for custody fees	4,877	6,437	5,657
Accrued expenses and other payables	6,057	7,729	5,162
Total liabilities	55,863	273,862	122,367
Net assets	$33,773,405	$171,860,516	$66,213,540

Net Assets Consists Of:
Capital paid-in	$34,997,615	$183,420,765	$70,550,435
Total distributable earnings	(1,224,210)	(11,560,249)	(4,336,895)
Net assets	$33,773,405	$171,860,516	$66,213,540

By share class:

Net assets:

Class I	$33,773,405	$171,860,516	$66,213,540

NAV (par value $0.10 per share)

Class I	$9.21	$8.83	$9.15

Capital shares outstanding:
(unlimited number of shares has been authorized)

Class I	3,665,915	19,470,726	7,239,744

See Notes to Financial Statements	ASSETS AND LIABILITIES	23

Statements of Operations For the six months ended June 30, 2019 (Unaudited)

		RMB	RMB
		Mendon	Mendon
		Financial	Financial
	RMB Fund	Services Fund	Long/Short Fund
Investment Income:
Dividends (unaffiliated)	$663,570	$3,046,549	$768,681
Interest	45,642	123,672	246,722
Total income	709,212	3,170,221	1,015,403

Expenses:
Investment advisory fees	282,722	1,985,547	555,256
Performance adjustment	—	—	(124,548)
Dividend expense on securities sold short	—	—	300,459
Service fees (Class C)	3,506	50,725	19,438
Distribution fees – (Class A)	87,111	208,066	53,565
Distribution fees – (Class C)	10,518	152,175	58,315
Transfer agent fees	30,202	302,733	86,702
Miscellaneous expenses	117,530	365,514	142,241
Total expenses	531,589	3,064,760	1,091,428
Net investment income/(loss)	177,623	105,461	(76,025)

Net Realized and Unrealized Gain/(Loss) on Investments, Purchased and Written Options, and Short Sales
Realized gain/(loss) on:
Investments (unaffiliated)	1,630,718	(9,526,406)	(2,938,481)
Investments (affiliated)	—	(262,664)	—
Purchased options	—	—	1,111,353
Written options	—	429,275	(7,559,497)
Short sales transactions	—	—	45,318
Net realized gain/(loss) from investments, purchased and written options, and short sales transactions	1,630,718	(9,359,795)	(9,341,307)

Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	17,595,222	63,551,365	16,258,214
Investments (affiliated)	—	(6,249,991)	—
Purchased options	—	—	(81,292)
Written options	—	(440,133)	1,963,376
Short sales transactions	—	—	(3,080,959)
Net unrealized appreciation/depreciation of investments, purchased and written options, and short sales transactions	17,595,222	56,861,241	15,059,339
Net realized and unrealized gain on investments, purchased and written options, and short sales transactions	19,225,940	47,501,446	5,718,032
Net increase in net assets resulting from operations	$19,403,563	$47,606,907	$5,642,007

24	OPERATIONS	See Notes to Financial Statements

Statements of Operations For the six months ended June 30, 2019 (Unaudited)

	RMB
	International	RMB	RMB
	Small Cap Fund	International Fund	Japan Fund
Investment Income:
Dividends (unaffiliated)[1]	$331,170	$2,156,951	$646,987
Interest	25,455	158,749	19,405
Total income	356,625	2,315,700	666,392

Expenses:
Investment advisory fees	113,719	578,813	271,499
Administration fees	25,304	25,183	24,931
Custody fees	19,292	23,060	25,306
Transfer agent fees	19,219	20,203	20,640
Registration fees and expenses	15,294	22,004	16,339
Professional fees	11,169	32,642	17,390
Miscellaneous expenses	10,379	28,536	13,730
Total expenses before reimbursement or recovery	214,376	730,441	389,835
Less/Plus: reimbursement/recovery of expenses	(47,141)	10,417	2,329
Total expenses	167,235	740,858	392,164
Net investment income	189,390	1,574,842	274,228

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Net realized gain/(loss) on:
Investments (unaffiliated)	(200,900)	(3,085,562)	(1,624,680)
Foreign currency transactions	(6,016)	(6,322)	11,036
Net realized loss from investments and foreign currency	(206,916)	(3,091,884)	(1,613,644)

Change in net unrealized appreciation/depreciation on:
Investments (unaffiliated)	4,138,574	17,331,633	4,583,161
Foreign currency translations	499	4,522	(407)
Net unrealized appreciation/depreciation from investments and foreign currency	4,139,073	17,336,155	4,582,754
Net realized and unrealized gain on investments and foreign currency	3,932,157	14,244,271	2,969,110
Net increase in net assets resulting from operations	$4,121,547	$15,819,113	$3,243,338

[1]	Net of foreign taxes withheld of $38,023, $254,024, and $72,195, respectively.

See Notes to Financial Statements	OPERATIONS	25

Statements of Changes in Net Assets

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
	2019	December 31,	2019	December 31,	2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018	(Unaudited)	2018
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$177,623	$100,897	$105,461	$(531,377)	$(76,025)	$(168,543)
Net realized gain/(loss) on transactions	1,630,718	3,843,324	(9,359,795)	16,838,625	(9,341,307)	9,137,036
Change in unrealized appreciation/depreciation	17,595,222	(5,855,910)	56,861,241	(140,277,102)	15,059,339	(47,646,986)
Net increase/(decrease) in net assets resulting from operations	19,403,563	(1,911,689)	47,606,907	(123,969,854)	5,642,007	(38,678,493)

Distributions to shareholders:
Net distributions to shareholders –
Class A Shares	—	(5,734,042)	—	(9,589,432)	—	—
Net distributions to shareholders –
Class C Shares	—	(280,676)	—	(2,361,892)	—	—
Net distributions to shareholders –
Class I Shares	—	(767,953)	—	(17,532,845)	—	—
Total distributions to shareholders	—	(6,782,671)	—	(29,484,169)	—	—
Increase/(decrease) in net assets derived from capital share transactions	8,485,973	151,427	(118,612,800)	51,229,663	(24,561,584)	(77,558,862)
Redemption fees	—	—	—	43,990	—	2,434
Total increase/(decrease) in net assets	27,889,536	(8,542,933)	(71,005,893)	(102,180,370)	(18,919,577)	(116,234,921)

Net assets:
Beginning of period	73,713,622	82,256,555	531,816,321	633,996,691	125,422,008	241,656,929
End of period	$101,603,158	$73,713,622	$460,810,428	$531,816,321	$106,502,431	$125,422,008

26	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets (Continued)

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
	2019	December 31,	2019	December 31,	2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018	(Unaudited)	2018
Capital stock transactions in dollars:
Class A shares
Net proceeds from sales of shares	$240,713	$595,012	$6,781,695	$71,542,073	$2,237,235	$11,808,966
Net proceeds from reinvestment of dividends	—	5,272,828	—	9,109,764	—	—
Cost of shares redeemed	(2,856,556)	(9,284,216)	(65,182,797)	(190,748,621)	(13,012,026)	(55,726,867)
Net decrease	$(2,615,843)	$(3,416,376)	$(58,401,102)	$(110,096,784)	$(10,774,791)	$(43,917,901)

Class C shares
Net proceeds from sales of shares	$18,737	$195,260	$1,583,201	$8,533,510	$690,709	$2,961,848
Net proceeds from reinvestment of dividends	—	261,552	—	2,199,128	—	—
Cost of shares redeemed	(343,582)	(1,366,049)	(8,190,528)	(17,167,814)	(4,075,983)	(6,871,179)
Net decrease	$(324,845)	$(909,237)	$(6,607,327)	$(6,435,176)	$(3,385,274)	$(3,909,331)

Class I shares
Net proceeds from sales of shares	$14,193,330	$8,191,563	$64,805,628	$303,541,104	$20,148,466	$41,714,262
Net proceeds from reinvestment of dividends	—	756,694	—	16,212,135	—	—
Cost of shares redeemed	(2,766,669)	(4,471,217)	(118,409,999)	(151,991,616)	(30,549,985)	(71,445,892)
Net increase/(decrease)	$11,426,661	$4,477,040	$(53,604,371)	$167,761,623	$(10,401,519)	$(29,731,630)
Net increase/(decrease) in net assets derived from capital share transactions	$8,485,973	$151,427	$(118,612,800)	$51,229,663	$(24,561,584)	$(77,558,862)

Share Transactions
Class A
Shares sold	10,053	26,851	183,370	1,600,911	148,080	670,187
Shares issued on reinvestment of distributions	—	240,878	—	253,683	—	—
Shares redeemed	(118,484)	(382,882)	(1,775,091)	(4,356,141)	(872,202)	(3,309,808)
Net decrease in shares outstanding	(108,431)	(115,153)	(1,591,721)	(2,501,547)	(724,122)	(2,639,621)

Class C
Shares sold	916	10,813	47,817	206,780	50,396	183,704
Shares issued on reinvestment of distributions	—	14,539	—	67,687	—	—
Shares redeemed	(17,114)	(67,296)	(247,091)	(430,430)	(298,066)	(436,960)
Net decrease in shares outstanding	(16,198)	(41,944)	(199,274)	(155,963)	(247,670)	(253,256)

Class I
Shares sold	636,195	339,192	1,731,306	6,801,777	1,326,030	2,385,345
Shares issued on reinvestment of distributions	—	34,489	—	446,036	—	—
Shares redeemed	(113,875)	(185,885)	(3,173,969)	(3,735,200)	(2,017,182)	(4,284,028)
Net increase/(decrease) in shares outstanding	522,320	187,796	(1,442,663)	3,512,613	(691,152)	(1,898,683)

See Notes to Financial Statements	CHANGES IN NET ASSETS	27

Statements of Changes in Net Assets (Continued)

	RMB		RMB
	International		International		RMB
	Small Cap Fund		Fund		Japan Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
	2019	December 31,	2019	December 31,	2019	December 31,
	(Unaudited)	2018	(Unaudited)	2018	(Unaudited)	2018
Increase/(decrease) in Net Assets
From operations:
Net investment income	$189,390	$74,522	$1,574,842	$268,491	$274,228	$160,489
Net realized loss on transactions	(206,916)	(2,250,672)	(3,091,884)	(2,500,066)	(1,613,644)	(4,258,726)
Change in unrealized appreciation/depreciation	4,139,073	(3,118,353)	17,336,155	(24,898,022)	4,582,754	(3,312,801)
Net increase/(decrease) in net assets resulting from operations	4,121,547	(5,294,503)	15,819,113	(27,129,597)	3,243,338	(7,411,038)

Distributions to shareholders:
Net distributions to shareholders –
Class I Shares	—	(51,394)	—	(258,083)	—	(168,775)
Total distributions to shareholders	—	(51,394)	—	(258,083)	—	(168,775)

Capital stock transactions in dollars:
Class I shares
Net proceeds from sales of shares	17,871,683	32,437,278	55,976,593	172,101,159	22,393,014	71,345,662
Net proceeds from reinvestment of dividends	—	48,858	—	253,104	—	168,124
Cost of shares redeemed	(5,918,808)	(9,541,382)	(12,733,871)	(32,267,970)	(3,736,888)	(19,719,463)
Increase in net assets derived from capital share transactions	11,952,875	22,944,754	43,242,722	140,086,293	18,656,126	51,794,323
Total increase in net assets	$16,074,422	$17,598,857	$59,061,835	$112,698,613	$21,899,464	$44,214,510

Net assets:
Beginning of period	17,698,983	100,126	112,798,681	100,068	44,314,076	99,566
End of period	$33,773,405	$17,698,983	$171,860,516	$112,798,681	$66,213,540	$44,314,076

Share Transactions
Class I
Shares sold	2,038,157	3,456,307	6,471,863	18,223,199	2,488,361	7,288,166
Shares issued on reinvestment of distributions	—	6,062	—	31,325	—	18,516
Shares redeemed	(668,517)	(1,176,094)	(1,452,747)	(3,812,914)	(412,224)	(2,153,075)
Net increase in shares outstanding	1,369,640	2,286,275	5,019,116	14,441,610	2,076,137	5,153,607

28	CHANGES IN NET ASSETS	See Notes to Financial Statements

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See Notes to Financial Statements	29

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES
6/30/2019 (unaudited)	$20.90	$0.04	$4.92	$4.96	$—	$—	$—
12/31/2018	23.56	0.04	(0.61)	(0.57)	—	(2.09)	(2.09)
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	(8.14)	(8.22)
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	(9.50)	(9.59)
12/31/2015	37.64	0.11	0.58	0.69	—	(3.43)	(3.43)
12/31/2014	36.76	0.10	2.85	2.95	(0.14)	(1.93)	(2.07)

CLASS C SHARES
6/30/2019 (unaudited)	$17.18	$(0.04)	$4.03	$3.99	$—	$—	$—
12/31/2018	19.87	(0.12)	(0.48)	(0.60)	—	(2.09)	(2.09)
12/31/2017	23.02	(0.12)	5.11	4.99	—	(8.14)	(8.14)
12/31/2016	32.19	(0.22)	0.55	0.33	—	(9.50)	(9.50)
12/31/2015	35.23	(0.17)	0.56	0.39	—	(3.43)	(3.43)
12/31/2014	34.65	(0.18)	2.69	2.51	—	(1.93)	(1.93)

CLASS I SHARES
6/30/2019 (unaudited)	$20.96	$0.08	$4.92	$5.00	$—	$—	$—
12/31/2018	23.56	0.10	(0.61)	(0.51)	—	(2.09)	(2.09)
For the period from 2/1/2017[f] through 12/31/2017	26.41	0.15	5.30	5.45	(0.16)	(8.14)	(8.30)

RMB Mendon Financial Services Fund
CLASS A SHARES
6/30/2019 (unaudited)	$34.25	$(0.01)	$3.23	$3.22	$—	$—	$—
12/31/2018	43.40	(0.07)	(7.23)	(7.30)	—	(1.85)	(1.85)
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)
12/31/2016	32.31	0.02	9.58	9.60	—	(0.62)	(0.62)
12/31/2015	27.88	—	5.70	5.70	—	(1.27)	(1.27)
12/31/2014	25.77	(0.21)	3.06	2.85	—	(0.74)	(0.74)

CLASS C SHARES
6/30/2019 (unaudited)	$30.98	$(0.13)	$2.91	$2.78	$—	$—	$—
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)
12/31/2016	30.25	(0.22)	8.91	8.69	—	(0.62)	(0.62)
12/31/2015	26.36	(0.21)	5.37	5.16	—	(1.27)	(1.27)
12/31/2014	24.59	(0.39)	2.90	2.51	—	(0.74)	(0.74)

CLASS I SHARES
6/30/2019 (unaudited)	$34.72	$0.04	$3.27	$3.31	$—	$—	$—
12/31/2018	43.87	0.06	(7.36)	(7.30)	—	(1.85)	(1.85)
For the period from 2/1/2017[f] through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)

30	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

						Ratio to average net assets %
Redemption fees		Net asset value, end of period	Total return %		Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement/ recovery		Ratio of total expenses before extraordinary expense and reimbursement/ recovery		Ratio of net investment income (loss)	Portfolio turnover rate %

$—		$25.86	23.73	[b]	$74,173	1.16	[c]	1.16	[c]	0.33 [c]	14	[d]
—		20.90	(2.84)		62,225	1.25		1.25		0.14	23
0.00	[e]	23.56	22.49		72,848	1.29		1.29		0.27	45
0.01		25.93	1.36		78,787	1.63		1.55		0.02	51
0.00	[e]	34.90	1.52		110,275	1.38		1.38		0.28	17
0.00	[e]	37.64	8.04		124,215	1.36		1.36		0.25	24

$—		$21.17	23.22	[b]	$2,842	1.91	[c]	1.91	[c]	(0.42)[c]	14	[d]
—		17.18	(3.51)		2,584	2.00		2.00		(0.60)	23
—		19.87	21.57		3,823	2.04		2.04		(0.48)	45
0.00	[e]	23.02	0.57		4,927	2.39		2.30		(0.73)	51
0.00	[e]	32.19	0.77		11,507	2.13		2.13		(0.47)	17
0.00	[e]	35.23	7.25		15,417	2.11		2.11		(0.50)	24

$—		$25.96	23.91	[b]	$24,588	0.92	[c]	0.92	[c]	0.63 [c]	14	[d]
—		20.96	(2.62)		8,905	1.02		1.02		0.43	23

0.00	[e]	23.56	20.52	[b]	5,586	1.04	[c]	1.04	[c]	0.52 [c]	45	[d]

$—		$37.47	9.40	[b]	$134,672	1.25	[c]	1.25	[c]	(0.06)[c]	11	[d]
0.00	[e]	34.25	(17.02)		177,624	1.27		1.27		(0.15)	58
0.00	[e]	43.40	11.99		333,628	1.33		1.33		(0.39)	59
0.01		41.30	29.77		420,479	1.42		1.41		0.05	71
0.00	[e]	32.31	20.43		224,755	1.71		1.61		0.02	62
0.00	[e]	27.88	11.11		76,726	1.80		1.64		(0.79)	106

$—		$33.76	8.97	[b]	$37,287	2.00	[c]	2.00	[c]	(0.81)[c]	11	[d]
0.00	[e]	30.98	(17.65)		40,385	2.02		2.02		(0.89)	58
0.00	[e]	39.76	11.17		58,027	2.08		2.08		(1.14)	59
0.00	[e]	38.32	28.76		47,247	2.17		2.16		(0.73)	71
0.00	[e]	30.25	19.55		27,017	2.46		2.36		(0.73)	62
0.00	[e]	26.36	10.26		12,180	2.55		2.39		(1.54)	106

$—		$38.03	9.53	[b]	$288,851	1.00	[c]	1.00	[c]	0.20 [c]	11	[d]
0.00	[e]	34.72	(16.84)		313,808	1.02		1.02		0.13	58

0.00	[e]	43.87	13.02	[b]	242,342	1.08	[c]	1.08	[c]	(0.14)[c]	59	[d]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	31

Financial Highlights (Continued) For a share outstanding throughout each period.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions

RMB Mendon Financial Long/Short Fund
CLASS A SHARES
6/30/2019 (unaudited)	$14.10	$(0.02)	$0.62	$0.60	$—	$—	$—
12/31/2018	17.67	(0.03)	(3.54)	(3.57)	—	—	—
12/31/2017	18.24	(0.15)	(0.42)	(0.57)	—	—	—
12/31/2016	16.80	(0.07)	1.59	1.52	—	(0.08)	(0.08)
12/31/2015	14.92	(0.07)	2.33	2.26	—	(0.39)	(0.39)
12/31/2014	13.90	(0.14)	1.81	1.67	—	(0.65)	(0.65)

CLASS C SHARES
6/30/2019 (unaudited)	$12.99	$(0.06)	$0.56	$0.50	$—	$—	$—
12/31/2018	16.39	(0.14)	(3.26)	(3.40)	—	—	—
12/31/2017	17.03	(0.25)	(0.39)	(0.64)	—	—	—
12/31/2016	15.80	(0.17)	1.48	1.31	—	(0.08)	(0.08)
12/31/2015	14.17	(0.17)	2.19	2.02	—	(0.39)	(0.39)
12/31/2014	13.32	(0.23)	1.73	1.50	—	(0.65)	(0.65)

CLASS I SHARES
6/30/2019 (unaudited)	$14.27	$0.01	$0.61	$0.62	$—	$—	$—
12/31/2018	17.82	0.03	(3.58)	(3.55)	—	—	—
12/31/2017	18.33	(0.10)	(0.41)	(0.51)	—	—	—
12/31/2016	16.84	(0.02)	1.59	1.57	—	(0.08)	(0.08)
For the period from 8/19/2015[f] through 12/31/2015	16.39	—	0.83	0.83	—	(0.39)	(0.39)

a	Per share values have been calculated using the average share method.
b	Total Return was not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
c	Annualized.
d	Not Annualized.
e	Less than $0.01 per share.
f	Commencement of operations.
g	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.37%, 1.44%, 1.58%, 1.75%, 1.85%, and 1.80%, for 6/30/2019, through 12/31/2014, respectively.
h	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.37%, 1.44%, 1.58%, 1.68%, 1.74%, and 1.85%, for 6/30/2019, through 12/31/2014, respectively.
i	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 0.27%, 0.11%, (0.41%), (0.02%), (0.01%), and (0.45%), for 6/30/2019, through 12/31/2014, respectively.
j	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.74%.
k	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.07%, 2.14%, 2.28% 2.45%, 2.55%, and 2.50%, for 6/30/2019, through 12/31/2014, respectively.
l	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.07%, 2.14%, 2.28% 2.38%, 2.44%, and 2.55%, for 6/30/2019, through 12/31/2014, respectively.
m	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (0.43%), (0.56%), (1.11%), (0.72%), (0.71%), and (1.15%), for 6/30/2019, through 12/31/2014, respectively.
n	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 2.43%.
o	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.07%, 1.10%, 1.28%, 1.39% and 1.44% for 6/30/2019, 12/31/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
p	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.07%, 1.10%, 1.28%, 1.38% and 1.44% for 6/30/2019, 12/31/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
q	Ratio of net investment income (loss), excluding extraordinary expense dividend and interest expense on securities sold short, would have been 0.58%, 0.48%, (0.11%), 0.33% and (0.40%) for 6/30/2019, 12/31/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
r	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.38%.

32	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

					Ratio to average net assets %
Redemption fees		Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement/ recovery		Ratio of total expenses before extraordinary expense and reimbursement/ recovery		Ratio of net investment income (loss)	Portfolio turnover rate %

$—		$14.70	4.11 [b]	$29,585	1.86	[c,g]	1.86	[c,h]	(0.22)[c,i]	21	[d]
0.00	[e]	14.10	(20.09)	38,594	1.73	[g]	1.73	[h]	(0.18)[i]	67
0.00	[e]	17.67	(3.07)	95,001	2.01	[g]	2.01	[h]	(0.84)[i]	82
0.00	[e]	18.24	9.14	196,133	2.18	[g,j]	2.11	[h]	(0.46)[i]	61
0.01		16.80	15.10	319,796	2.24	[g]	2.14	[h]	(0.40)[i]	72
0.00	[e]	14.92	12.08	70,544	2.30	[g]	2.35	[h]	(0.95)[i]	131

$—		$13.49	3.77 [b]	$13,930	2.55	[c,k]	2.55	[c,l]	(0.91)[c,m]	21	[d]
—		12.99	(20.68)	16,626	2.43	[k]	2.43	[l]	(0.85)[m]	67
—		16.39	(3.76)	25,130	2.71	[k]	2.71	[l]	(1.54)[m]	82
0.00	[e]	17.03	8.32	28,143	2.88	[k,n]	2.81	[l]	(1.16)[m]	61
0.00	[e]	15.80	14.21	25,160	2.94	[k]	2.84	[l]	(1.10)[m]	72
0.00	[e]	14.17	11.33	10,614	3.00	[k]	3.05	[l]	(1.65)[m]	131

$—		$14.89	4.27 [b]	$62,987	1.56	[c,o]	1.56	[c,p]	0.09 [c,q]	21	[d]
0.00	[e]	14.27	(19.87)	70,202	1.43	[o]	1.43	[p]	0.16 [q]	67
0.00	[e]	17.82	(2.78)	121,526	1.71	[o]	1.71	[p]	(0.54)[q]	82
0.00	[e]	18.33	9.41	77,338	1.82	[o,r]	1.82	[p]	(0.13)[q]	61

0.01		16.84	5.03 [b]	41,369	1.84	[c,o]	1.84	[c,p]	0.00 [c,q]	72	[d]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	33

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities)	Total distributions
RMB International Small Cap Fund
CLASS I SHARES
6/30/2019 (unaudited)	$7.71	$0.06	$1.44	$1.50	$—	$—	$—
12/31/2018	10.01	0.05	(2.33)	(2.28)	(0.02)	—	(0.02)
For the period from 12/27/2017[d] through 12/31/2017	10.00	—	0.01	0.01	—	—	—

RMB International Fund
CLASS I SHARES
6/30/2019 (unaudited)	$7.81	$0.09	$0.93	$1.02	$—	$—	$—
12/31/2018	10.01	0.04	(2.22)	(2.18)	(0.02)	—	(0.02)
For the period from 12/27/2017[d] through 12/31/2017	10.00	—	0.01	0.01	—	—	—

RMB Japan Fund
CLASS I SHARES
6/30/2019 (unaudited)	$8.58	$0.04	$0.53	$0.57	$—	$—	$—
12/31/2018	9.96	0.06	(1.41)	(1.35)	(0.03)	—	(0.03)
For the period from 12/27/2017[d] through 12/31/2017	10.00	(0.00)[e]	(0.04)	(0.04)	—	—	—

a	Per share values have been calculated using the average share method.
b	Not Annualized.
c	Annualized.
d	Commencement of operations.
e	Less than $0.01 per share.

34	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

				Ratio to average net assets %
Net asset value, end of period	Total return %		Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/ recovery		Ratio of total expenses before reimbursement/ recovery		Ratio of net investment income (loss) after reimbursement/ recovery		Ratio of net investment income (loss) before reimbursement/ recovery	Portfolio turnover rate %

$9.21	19.46	[b]	$33,773	1.25	[c]	1.60	[c]	1.41	[c]	1.06 [c]	29	[b]
7.71	(22.81)		17,699	1.25		2.37		0.50		(0.62)	69

10.01	0.10	[b]	100	1.25	[c]	229.11	[c]	(1.25)[c]		(229.11)[c]	—

$8.83	13.06	[b]	$171,861	0.96	[c]	0.95	[c]	2.04	[c]	2.05 [c]	21	[b]
7.81	(21.81)		112,799	1.15		1.16		0.38		0.37	28

10.01	0.10	[b]	100	1.15	[c]	229.01	[c]	(1.15)[c]		(229.01)[c]	—

$9.15	6.64	[b]	$66,214	1.30	[c]	1.29	[c]	0.91	[c]	0.92 [c]	47	[b]
8.58	(13.57)		44,314	1.30		1.84		0.61		0.07	135

9.96	(0.40)[b]		100	1.30	[c]	230.16	[c]	(1.30)[c]		(230.16)[c]	—

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	35

Notes to Financial Statements (Unaudited)

Organization

RMB Investors Trust (the ‘‘Trust’’), is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) as an open-end management investment company. The Trust currently consists of nine series. This report covers RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’). RMB Capital Management, LLC (‘‘RMB’’ or the ‘‘Adviser’’) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the ‘‘Sub-Adviser’’) serves as sub-adviser to the RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund.

Each Fund seeks capital appreciation.

RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund offer Class A, Class C, and Class I shares. The RMB International Small Cap Fund, RMB International Fund, and RMB Japan Fund offer Class I shares.

Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25% (RMB Fund and RMB Mendon Financial Services Fund) and 0.30% (RMB Mendon Financial Long/Short Fund).

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

Class I shares have no initial sales charge and bear no annual distribution and service fee.

Prior to May 1, 2018, RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund charged a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.

1. Significant Accounting Policies

Each Fund is considered an investment company under United States of America Generally Accepted Accounting Principles (‘‘U.S. GAAP’’) and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Investment Valuation

Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Stocks

Equity Securities, Warrants, Exchange-Traded Funds (‘‘ETFs’’), and American Depository Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below both the last reported bid and asked prices. If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked prices on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (‘‘OTC’’) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.

Bonds

Long-Term Debt Securities. Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60)

36	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.

Futures and Option contracts

Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.

•	Any options expiring within 30 days that are ‘‘out of the money’’ and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.

Short sales

The RMB Mendon Financial Long/Short Fund may take ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued. During the six months ended June 30, 2019, the RMB Mendon Financial Long/Short Fund sold securities short in order to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Sub-Adviser’s research. When a Fund enters into a short sale, the Fund records a liability for the securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The Fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times, cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the Fund’s prime broker. The Fund is exposed to market risk based on the amount, if any that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase.

Shares Valuation

The NAV per share of each share class of each Fund is calculated by dividing the sum of the value of the assets held by the Fund, minus all liabilities (including accrued expenses), by the total number of shares outstanding of the share class of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

Foreign Currency Translation

Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Foreign currency exchange rates shall be provided by an independent pricing service, bank, or broker-dealer. The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes. The Funds bear the risk of changes in the foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including: less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less-developed markets.

Multiple Class Allocations

Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Unaudited) (Continued)

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

Recent Accounting Pronouncements

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these amendments was November 5, 2018. Management has adopted these amendments on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (‘‘ASU 2018-13’’). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has adopted these amendments on the Funds’ financial statements.

2. Adviser Fees

RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB Mendon Financial Long/Short Fund	0.90%
RMB International Small Cap Fund	0.85%
RMB International Fund	0.75%
RMB Japan Fund	0.90%

The Adviser’s management fee with respect to RMB Mendon Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the Fund’s rolling 36 month average daily net assets) depending on whether and to what extent the Fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The net performance adjustment for the RMB Mendon Financial Long/Short Fund was (0.22%) or ($124,548) which resulted in a net advisory fee for the period ended June 30, 2019 of 0.83% of average daily net assets or $430,708. The Adviser, not the Funds, pays the Sub-Adviser for services with respect to the RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund.

3. Distribution Fees and Commissions

Foreside Fund Services, LLC (the ‘‘Distributor’’) serves as principal underwriter to the Funds pursuant to a distribution agreement dated May 31, 2017. The Distributor acts as principal underwriter of each Fund’s shares. The RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act, to reimburse the Distributor for services provided for distributing shares of the Funds. The following Funds pay the Distributor distribution and service fees from the assets of the share classes, and in the amounts, listed below:

Distribution Fees:

	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
RMB Mendon Financial Long/Short Fund	0.30%	0.75%

Service Fees:

Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
RMB Mendon Financial Long/Short Fund	0.25%

4. Offering Price

For Class A shares, the offering price as of June 30, 2019, including the maximum 5% sales charge was $27.22, $39.44, and $15.47 for RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

5. Expenses

Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each series on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each series or the nature of the services performed and relative applicability to each series. Fund expenses that are not class specific are allocated to each class based on relative net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the ‘‘Agreement’’) for the Funds. Under the

38	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes’ to the rates below based on average daily net assets by waiving its advisory fees and reimbursing Fund operating expenses.

	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%
RMB International Small Cap Fund			1.25%
RMB International Fund			1.15%
RMB Japan Fund			1.30%

Under the Agreement, the Adviser contractually limits the ‘‘other expenses’’ (which excludes advisory, distribution and service fees, among others) of each share class of the RMB Mendon Financial Long/Short Fund to 0.65% of average daily net assets.

In accordance with the Agreement, the Adviser will not reimburse a Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the period ended June 30, 2019, the dividend expense for securities sold short was $300,459 for RMB Mendon Financial Long/Short Fund. The Agreement will remain in effect through May 1, 2020 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. While in effect the Agreement may be terminated with respect to a Fund by agreement of RMB and the Funds’ Board of Trustees and shall terminate automatically upon the termination of the Fund’s Advisory Agreement or, if applicable, Sub-Advisory Agreement.

Amounts waived or reimbursed by the Adviser with respect to a Fund may be recouped for a period of three years from the date an amount was waived or reimbursed to the extent the Fund’s actual fees and expenses for a fiscal period are less than the Fund’s expense limitation both at the time of waiver and recoupment. The following table shows each Fund’s waived or reimbursed expenses subject to recoupment by the Adviser for the next three years:

Year Incurred	Expiration Year	RMB International Small Cap Fund	RMB Japan Fund
2017	2020	$2,497	$179
2018	2021	$165,798	$140,973
2019	2022	$47,141	$—

The RMB Fund, RMB Mendon Financial Services Fund, and the RMB Mendon Financial Long/Short Fund do not have any previously waived or reimbursed expenses subject to recoupment by the Adviser.

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the period ended June 30, 2019, were as follows:

	Purchases	Sales
RMB Fund	$21,039,067	$13,087,048
RMB Mendon Financial Services Fund	$54,707,877	$182,976,872
RMB Mendon Financial Long/Short Fund	$24,410,086	$65,719,380
RMB International Small Cap Fund	$14,568,791	$7,089,401
RMB International Fund	$52,202,462	$28,247,841
RMB Japan Fund	$46,624,324	$27,135,985

7. Line of Credit

The Trust has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the aggregate for all nine Funds borrowings cannot exceed lesser of $75 million or 33 1⁄3% of the net asset market value of the unencumbered assets of the Funds. The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the period ended June 30, 2019, the Funds did not borrow under line of credit.

8. Distributions and Taxes

Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds. All short-term capital gains are included in ordinary income for tax purposes.

The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.

It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision has been made. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Unaudited) (Continued)

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016 − 2018), or expected to be taken in the Funds’ 2019 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2018 and 2017 are as follows:

2018	RMB Fund	RMB Mendon Financial Services Fund	RMB Mendon Financial Long/Short Fund	RMB International Small Cap Fund	RMB International Fund	RMB Japan Fund
Distributions paid from:
Ordinary income	$2,667	$11,459,795	$—	$51,394	$258,083	$168,775
Long-Term Capital Gain	6,780,004	18,024,374	—	—	—	—
Total Distributions Paid	$6,782,671	$29,484,169	$—	$51,394	$258,083	$168,775

2017	RMB Fund	RMB Mendon Financial Services Fund	RMB Mendon Financial Long/Short Fund	RMB International Small Cap Fund	RMB International Fund	RMB Japan Fund
Distributions paid from:
Ordinary income	$120,559	$10,150,111	$—	$—	$—	$—
Long-Term Capital Gain	22,285,898	29,572,866	—	—	—	—
Total Distributions Paid	$22,406,457	$39,722,977	$—	$—	$—	$—

The Funds designated as long-term capital gain dividends, pursuant to IRS Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended December 31, 2018.

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	RMB Fund	RMB Mendon Financial Services Fund	RMB Mendon Financial Long/Short Fund	RMB International Small Cap Fund	RMB International Fund	RMB Japan Fund
Tax cost of investments	$57,801,475	$539,757,905	$119,826,511	$22,749,400	$136,426,258	$46,235,079
Unrealized appreciation	18,679,144	68,433,813	19,225,274	136,290	1,345,787	924,831
Unrealized depreciation	(2,809,617)	(71,558,999)	(24,312,521)	(4,368,710)	(26,243,729)	(4,954,651)
Net unrealized appreciation/(depreciation)	15,869,527	(3,125,186)	(5,087,247)	(4,232,420)	(24,897,942)	(4,029,820)
Undistributed ordinary income	100,880	—	—	9,568	—	—
Undistributed long-term capital gains	1,053,328	3,310,235	—	—	—	—
Total distributable earnings	1,154,208	3,310,235	—	9,568	—	—
Other accumulated losses	—	(7,782,098)	(755,859)	(1,122,905)	(2,481,420)	(3,550,413)
Total accumulated gain/(loss)	$17,023,735	$(7,597,049)	$(5,843,106)	$(5,345,757)	$(27,379,362)	$(7,580,233)

Under the Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2018, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

Not Subject to Expiration	RMB Fund	RMB Mendon Financial Services Fund	RMB Mendon Financial Long/Short Fund	RMB International Small Cap Fund	RMB International Fund	RMB Japan Fund
Short-Term	$—	$—	$(311,777)	$(1,122,975)	$(2,413,041)	$(3,516,606)

40	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

At December 31, 2018, the following Funds had Deferred Post-October losses:

RMB Mendon Financial Services Fund	RMB International Fund	RMB Japan Fund
$7,782,098	$68,379	$33,807

RMB Mendon Financial Long/Short Fund had $444,802 of straddle losses. Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2018, the permanent book and tax basis differences were as follows:

Increase/(Decrease)	RMB Fund	RMB Mendon Financial Services Fund	RMB Mendon Financial Long/Short Fund	RMB International Small Cap Fund	RMB International Fund	RMB Japan Fund
Distributable Earnings	$—	$—	$158,441	$—	$8,237	$6
Paid-In Capital	$—	$—	$(158,441)	$—	$(8,237)	$(6)

9. Disclosure of Certain Commitments and Contingencies

Under the Funds’ organizational documents, officers and trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and based on experience expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the period ended June 30, 2019, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the voting securities.

RMB Mendon Financial Services Fund

Affiliate	Value at 12/31/18	Cost of Purchases	Proceeds from Sales	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Value at 06/30/19	Dividend Income
Equity Bancshares, Inc. − Class A1	$25,989,155	$4,090,761	$1,603,873	$(262,664)	$(6,249,991)	$21,963,388	$—
FB Financial Corp.[2]	53,825,426	1,454,896	12,776,823	(1,857,068)	4,156,288	44,802,719	237,686
Manning & Napier, Inc.[2]	1,848,970	—	1,016,516	(1,820,657)	2,028,942	1,040,739	32,905
Veritex Holdings, Inc.[2]	29,571,063	12,076,647	4,589,727	(898,241)	8,497,302	44,657,044	453,659
Totals	$111,234,614	$17,622,304	$19,986,939	$(4,838,630)	$8,432,541	$112,463,890	$724,250

Affiliate	Shares at 12/31/18	Purchases	Sales	Shares at 06/30/19
Equity Bancshares, Inc. − Class A1	737,281	134,187	47,635	823,833
FB Financial Corp.[2]	1,536,991	41,888	354,761	1,224,118
Manning & Napier, Inc.[2]	1,050,551	—	455,843	594,708
Veritex Holdings, Inc.[2]	1,383,118	512,313	174,543	1,720,888
Totals	4,707,941	688,388	1,032,782	4,363,547

1 As of December 31, 2018, the company was not an affiliate.

2 As of June 30, 2019, the company is no longer an affiliate.

11. Restricted Securities

The Funds may not invest more than 15% of net assets in securities subject to legal or contractual restrictions on resale (‘‘restricted securities’’). Restricted securities deemed by the Adviser to be liquid are not subject to the 15% limitation. At June 30, 2019, the Funds held no restricted securities.

12. Fund Risks

Each of the Funds is subject to market risk, equity securities risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to changing economic, political or market conditions that are not specifically related to the issuer of the security. Equity securities risk is the risk that

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Unaudited) (Continued)

the price of an equity security held by a Fund may decline due to factors related to the issuer of the security including the sector or industry in which it operates. Equity securities may be disproportionately affected by these risks because they are subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure. Equity securities have historically experienced more volatility in their returns than debt securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.

RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund may be disproportionately affected by events affecting the Financial Services sector, which may include the following:

•	Changes in interest rates

•	Bank viability/liquidity

•	Corporate and consumer debt default rates

•	Financial companies may fall out of favor

Also, changing regulation of Financial Services companies may adversely or positively affect companies in which the Funds invest.

In addition, each Fund is subject to small- and mid-capitalization companies risk, and each Fund except the RMB Fund is subject to micro capitalization companies risk.

Micro cap companies (companies with a market capitalization of less than $300 million) may be less financially secure, more volatile and have lower trading volumes than large-, mid- or small-capitalization companies.

Small- and mid-capitalization companies may have greater price volatility than and be less liquid than large-capitalization companies.

13. Fair Value of Financial Instruments

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as ‘‘inputs’’) used to value the asset or liability. These standards state that ‘‘observable inputs’’ reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. ‘‘Unobservable inputs’’ reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability. Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2019	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stock*	$98,609,370	$—	$—	$98,609,370
Short-Term Investments	3,661,101	—	—	3,661,101
Total Investments in Securities	$102,270,471	$—	$—	$102,270,471

RMB Mendon Financial Services Fund
Assets
Common Stock*	$441,166,501	$11,146,190	$—	$452,312,691
Short-Term Investments	5,652,035	—	—	5,652,035
Total	$446,818,536	$11,146,190	$—	$457,964,726

42	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2019	Level 1	Level 2	Level 3	Total
Liabilities
Written Options*	—	(333,670)	—	(333,670)
Total Investments in Securities	$446,818,536	$10,812,520	$—	$457,631,056

RMB Mendon Financial Long/Short Fund
Assets
Common Stock*	$97,145,433	$3,607,505	$—	$100,752,938
Options – Long*	—	333,727	—	333,727
Short-Term Investments	7,306,174	—	—	7,306,174
Total	$104,451,607	$3,941,232	$—	$108,392,839
Liabilities
Short Sales*	(20,023,189)	—	—	(20,023,189)
Written Options*	(131,250)	(1,401,750)	—	(1,533,000)
Total Investments in Securities	$84,297,168	$2,539,482	$—	$86,836,650

RMB International Small Cap Fund
Assets
Common Stock*(a)	$5,363,873	$23,705,518	$—	$29,069,391
Short-Term Investments	3,182,998	—	—	3,182,998
Total Investments in Securities	$8,546,871	$23,705,518	$—	$32,252,389

RMB International Fund
Assets
Common Stock*(a)	$22,333,032	$126,561,080	$—	$148,894,112
Short-Term Investments	15,988,712	—	—	15,988,712
Total Investments in Securities	$38,321,744	$126,561,080	$—	$164,882,824

RMB Japan Fund
Assets
Common Stock*(a)	$—	$64,098,351	$—	$64,098,351
Short-Term Investments	1,855,592	—	—	1,855,592
Total Investments in Securities	$1,855,592	$64,098,351	$—	$65,953,943

*	Refer to each Funds’s respective Portfolio Holdings for the breakdown of major categories.

(a)	Certain securities moved to Level 2 classification when to systematic fair valuation was used. For each Fund listed below, the aggregate market value of the common stock labeled as Level 2 consists of the market value the common stock labeled as Level 2 in the following countries.

	RMB International Small Cap Fund	RMB International Fund	Japan Fund
Australia	$1,479,972	$—	$—
Belgium	719,692	—	—
China	—	4,677,756	—
Finland	—	8,904,741	—
France	4,081,931	20,117,302	—
Germany	666,774	23,982,418	—
Hong Kong	804,099	4,170,997	—
Ireland	975,147	15,553,235	—
Japan	7,533,281	37,064,708	64,098,351
New Zealand	792,757	—	—
Norway	4,419,406	7,245,189	—
Sweden	—	4,844,734	—
United Kingdom	2,232,459	—	—
Total	$23,705,518	$126,561,080	$64,098,351

14. Disclosures about Derivative Instruments and Hedging Activities

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (‘‘ASC 815’’) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of June 30, 2019:

Fair Value of Derivative Instruments

As of June 30, 2019

Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Asset or Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$333,670

RMB Mendon Financial Long/Short Fund	Equity Contracts	Options written, at value	Liability	1,533,000

	Equity Contracts	Investments, at value	Asset	333,727

The Effect of Derivative Instruments on the Statements of Operations For the period ended June 30, 2019

Fund	Changes in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$429,275

		Net unrealized appreciation/ depreciation on written options		$(440,133)

RMB Mendon Financial Long/Short Fund	Equity Contracts	Realized gain on purchased options	$1,111,353

		Realized loss on written options	$(7,559,497)

		Net unrealized appreciation/ depreciation on purchased options		$(81,292)

		Net unrealized appreciation/ depreciation on written options		$1,963,376

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Unaudited) (Continued)

The derivative instruments outstanding as of the period ended June 30, 2019 as disclosed in the portfolio holdings, and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2019 as disclosed in the statements of operations, serve as indicators of the volume of derivative activity for the Funds.

The quarterly average volumes of derivative instruments as of June 30, 2019 are as follows:

Fund	Derivative	Instrument	Number of Contracts	Notional Value
RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(1,956)	$(128,855)

RMB Mendon Financial Long/Short Fund	Equity Contracts	Put Option Long	21,110	584,110

		Call Option Long	6,833	166,514

		Call Option Written	(2,511)	(142,002)

		Put Option Written	(5,420)	(1,363,924)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2019 to June 30, 2019.

15. Subsequent Events

Subsequent to the period end, the Board approved the liquidation of the RMB International Small Cap Fund effective August 15, 2019.

The Adviser has evaluated the impact of all subsequent events on the Funds and has determined that there were no other events that require recognition or disclosure in the financial statements.

44	NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of the Funds you incur two types of costs:

(1) transaction costs, including redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 to June 30, 2019.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical (5% Return Before Expenses)
RMB Funds	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period* 1/1/2019 – 6/30/2019	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Expenses Paid During Period* 1/1/2019 – 6/30/2019	Expense Ratio*
RMB Fund
Class A	$1,000.00	$1,237.30	$6.43	$1,000.00	$1,019.04	$5.81	1.16%
Class C	$1,000.00	$1,232.20	$10.57	$1,000.00	$1,015.32	$9.54	1.91%
Class I	$1,000.00	$1,239.10	$5.11	$1,000.00	$1,020.23	$4.61	0.92%
RMB Mendon Financial Services Fund
Class A	$1,000.00	$1,094.00	$6.49	$1,000.00	$1,018.60	$6.26	1.25%
Class C	$1,000.00	$1,089.70	$10.36	$1,000.00	$1,014.88	$9.99	2.00%
Class I	$1,000.00	$1,095.30	$5.20	$1,000.00	$1,019.84	$5.01	1.00%
RMB Mendon Financial Long/Short Fund
Class A	$1,000.00	$1,041.10	$7.79	$1,000.00	$1,017.16	$7.70	1.54%
Class C	$1,000.00	$1,037.70	$11.32	$1,000.00	$1,013.69	$11.18	2.24%
Class I	$1,000.00	$1,042.70	$6.28	$1,000.00	$1,018.65	$6.21	1.24%
RMB International Small Cap Fund
Class I	$1,000.00	$1,194.60	$6.80	$1,000.00	$1,018.60	$6.26	1.25%
RMB International Fund
Class I	$1,000.00	$1,130.60	$5.07	$1,000.00	$1,020.03	$4.81	0.96%
RMB Japan Fund
Class I	$1,000.00	$1,066.40	$6.66	$1,000.00	$1,018.35	$6.51	1.30%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (‘‘SEC’’) website located at http://www.sec.gov.

OTHER INFORMATION	45

Other Information (Unaudited) (Continued)

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (1) by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the SEC’s website at http://www.sec.gov.

46	OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

RMB Investors Trust (the “Trust”) has an Investment Advisory Agreement (the “Advisory Agreement”) with RMB Capital Management, LLC (“RMB”) pursuant to which RMB manages the series of the Trust. The series of the Trust are: RMB Fund, RMB Mendon Financial Services Fund, RMB Mendon Financial Long/Short Fund, RMB International Fund, RMB International Small Cap Fund, RMB Japan Fund, RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund. The RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund are referred to herein as the “Mendon Funds.” RMB has a sub-advisory agreement (“Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”) with Mendon Capital Advisors Corp. (“Mendon”) pursuant to which Mendon serves as the sub-adviser to the Mendon Funds.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of the Agreements be approved annually by both the Board of Trustees (the “Board”) and by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately. All of the Trustees of the Trust are Independent Trustees.

The continuance of the Advisory Agreement, as it relates to the RMB Fund, the Mendon Funds, RMB International Fund, RMB International Small Cap Fund and RMB Japan Fund (each, a “Fund,” and together, the “Funds”), and of the Sub-Advisory Agreement, as it relates to the Mendon Funds, was most recently considered and approved for a period through July 1, 2020 at an in-person meeting of the Board called for that purpose held on June 6, 2019.1

The Board determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements, as applicable, for each of the Funds.

At its May 16, 2019 and June 6, 2019 meetings, the Trustees discussed the continuance of the Agreements for the Funds. At each meeting, the Board received and considered materials relating to, among other matters, the investment and management services provided by RMB and Mendon. The Board also consider matters bearing on the Agreements at its various meetings throughout the year, meets at least quarterly with the Funds’ portfolio managers and receives regular reports from RMB on the performance of the Funds.

In evaluating the Agreements, the Board received and reviewed information provided by RMB and Mendon in response to written requests from the Independent Trustees and their legal counsel, including without limitation information regarding RMB, Mendon, their affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of RMB and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of RMB and Mendon to provide advisory services to the Funds and, in the case of RMB, to supervise Mendon in its provision of sub-advisory services to the Mendon Funds.

Among other written and oral information, the Board requested and was provided information regarding:

•	the investment performance of each Fund and of independently selected peer groups of funds and of the Funds’ performance benchmarks over various time periods;

•	the investment performance of private funds and accounts managed by RMB and Mendon (if any) with investment strategies similar to the investment strategies of the Funds;

•	each Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints;

•	the fees charged by RMB for investment advisory services, as well as other compensation received by RMB and its affiliates;

•	the fees paid to Mendon by RMB;

•	the expense cap arrangements;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Morningstar, Inc. (“Morningstar”), an independent provider of investment company data;

•	investment management staffing and the experience of the investment advisory and other personnel of RMB and Mendon;

•	the historical quality of the services provided by RMB and Mendon;

•	financial statements and other information regarding the financial condition and prospects of RMB and Mendon; and

•	the profitability to RMB of managing the Funds and the methodology in allocating expenses to the management of the Funds.

Throughout the process, the Board had numerous opportunities to ask questions of and request additional materials from RMB and Mendon. During each meeting at which the Board considered the Agreements, they were advised by and met, as necessary, in executive session with their independent legal counsel.

[1]	RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund were reorganized into series of the Trust on June 24, 2019 (“Reorganization”). In connection with the Reorganization, the Advisory Agreement, as it relates to those Funds, was approved for a period through July 1, 2020 at an in-person meeting of the Board called for that purpose held on March 7, 2019.

OTHER INFORMATION	47

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

In considering the continuance of the Agreements, the Board reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Board and Independent Trustees to approve the Agreements are discussed below:

Approval of the Agreements

1. Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of advisory, administrative and shareholder services provided by RMB, including the portfolio management of the Funds and supervision of Mendon for the Mendon Funds, supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, assisting the Independent Trustees in their capacity as trustees, and other services.

With regard to Mendon, the Board considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Mendon Funds.

The Board also considered information on RMB and Mendon, such as: financial condition; investment professionals’ experience; reputation, financial strength, regulatory history and resources; approach to retention and compensation of investment and other personnel; and management structure and their intentions with respect to the management of the Funds.

The Board concluded that the nature, quality and extent of the services provided by RMB, its affiliates and Mendon to the Funds under the Agreements were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by RMB, its affiliates and Mendon, as applicable.

2. Performance of the Funds. The Board considered short-term and long-term investment performance of the RMB Fund. The Board noted that the RMB Fund ranked 2/15 with respect to performance for the one-year period ended March 31, 2019 against its Morningstar peer group, and that it ranked 5/15, 9/15 and 6/11 for the three-, five-, and ten-year periods, respectively. The Board also noted RMB has served as the investment adviser to the RMB Fund since July 1, 2016, and that overall relative performance had trended positively during that time, including the strong one-year outperformance.

The Board considered the weak investment performance of the Mendon Funds, for which Mendon serves as sub-adviser, in relation to their respective peers as shown in the Morningstar materials and to relevant indices over available time periods. The Board noted that the RMB Mendon Long/Short Fund had underperformed relative to peers over the trailing one-, three-, five-, and ten-year periods ended March 31, 2019. The Board considered that the RMB Mendon Financial Services Fund had achieved top ranking performance relative to peers over the trailing five-year period ended March 31, 2019, and that it ranked 4/9 with respect to performance for the ten-year period ended March 31, 2019, but that it ranked at or near the bottom for the one- and three-year periods. In this context, the Board considered the industry concentration of the Mendon Funds and the strategies followed by the Mendon Funds, in particular, certain of their hedging activities, and how the Mendon Funds might be expected to perform in the current market environment. The Board also considered the limited comparability of peer group performance to the RMB Mendon Long Short Fund, given the Fund’s industry concentration.

The Board considered the investment performance of the RMB International Fund, which ranked at the middle of its peers for the one-year period ended March 31, 2019.

The Board considered the investment performance of the, and RMB International Small Cap Fund, which ranked 6/14 relative to its peers for the one-year period ended March 31, 2019.

The Board considered the investment performance of the RMB Japan Fund, which ranked 3/8 relative to its peers for the one-year period ended March 31, 2019.

3. Costs of Services and Profits Realized by RMB.

(a) Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Trustees also viewed cost-control efforts favorably, including the impact of recent changes to service providers to reduce administrative and custodial fees.

The Board noted that both the contractual management fee and total expenses for the RMB Fund were below the median within its Morningstar peer group. The Board also noted that the contractual management fee and total expenses for the RMB Mendon Financial Long/Short Fund were below the median within its Morningstar peer group. With respect to the RMB Mendon Financial Services Fund, the Board noted that the contractual management fee and the total expenses were at the median of its Morningstar peer group. The Board noted that the contractual management fee for the RMB International Fund was significantly below the median within its Morningstar peer group, and total expenses were at the median. The Board noted that both the contractual management fee and total expenses for each of the RMB International Small Cap Fund and the RMB Japan Fund were above the median within its Morningstar peer group.

48	OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

The Board concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the Fund complex.

(b) Profitability and Costs of Services to RMB. The Board considered the materials concerning RMB’s profitability and costs attributable to the Funds. The Board also considered whether the amount of RMB’s profit would be a fair entrepreneurial profit for the management of the Funds. The Board considered the impact of the relatively small aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Board also reviewed financial statements showing RMB’s current financial position. The Board concluded that RMB’s profitability for each Fund would not be excessive, particularly in light of the quality of the services provided to the Funds.

4. Extent of Economies of Scale as the Funds Grow. The Board considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as the Funds’ assets grow. Given the low level of assets under management in each of the Funds, the Board determined to continue to review whether and how additional economies of scale might be achieved for the benefit of Fund investors as and if asset levels materially increased.

5. Other Relevant Considerations.

(a) Personnel and Methods. The Board considered the size, education and experience of the staff of RMB and Mendon. The Board also considered the favorable history, reputation, qualifications and background of RMB and Mendon, as well as the qualifications of their personnel, and concluded that each of RMB and Mendon had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.

(b) Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by RMB, Mendon and their affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential “fall-out” benefits that RMB, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that shareholders of the Funds would receive satisfactory performance at reasonable fees. As a part of its decision-making process, the Board considered, generally, that shareholders invested in the Funds knowing that RMB or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules and investment philosophies. As such, the Board considered, in particular, whether RMB and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.

After full consideration of the above factors, as well as other factors that the Board considered instructive in evaluating the Agreements, the Board and the Independent Trustees unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders and, on June 6, 2019, approved continuance of the Agreements for the Funds through July 1, 2020.

OTHER INFORMATION	49

Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of ‘‘non-public personal information’’ about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

‘‘Non-public personal information’’ is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

‘‘Affiliates’’ include the Funds’ investment adviser and companies that are related to RMB Investors Trust through common control or ownership. The Funds’ investment adviser, RMB Capital Management, LLC, is an Affiliate of the Funds.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

50	PRIVACY NOTICE

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at http://www.rmbfunds.com.

Adviser	Independent Trustee Counsel
RMB Capital Management, LLC	Perkins Coie LLP
115 South LaSalle Street, 34th Floor	700 13th Street NW, Suite 600
Chicago, IL 60603	Washington, DC 20005

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Tait, Weller & Baker LLP
4400 Computer Drive	50 South 16th Street, Suite 2900
Westborough, MA 01581	Philadelphia, PA 19102

Custodian	Administrator
U.S. Bank, N.A.	U.S. Bancorp Fund Services, LLC
1555 North River Center Drive, Suite 302	2020 East Financial Way, Suite 100
Milwaukee, WI 53212	Glendora, CA 91741

Legal Counsel
Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Walter H. Clark	Independent Chair
President	Margaret Eisen

Maher Harb	Trustees
Chief Financial Officer and Treasurer	Peter Borish
William F. Connell
John Davis	Robert Sabelhaus
Chief Compliance Officer	James M. Snyder

Krista Rivers
Senior Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer

Laura A. Flentye
Senior Vice President and Secretary

Investment Company Act file number: 811-00994

This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Financial Officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the

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Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMB Investors Trust

By:	/s/ Walter H. Clark
Walter H. Clark, President

Date:	September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Walter H. Clark
Walter H. Clark, President

Date:	September 5, 2019

By	/s/ Maher Harb
Maher Harb, Chief Financial Officer and Treasurer

Date:	September 5, 2019

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